Exhibit 10.26

AMENDMENT TO

PLAN OF ARRANGEMENT UNDER SECTION 252

OF THE COMPANY ACT (BRITISH COLUMBIA)

THIS AGREEMENT made the 20th day of July, 2000

BETWEEN:

COPPER MOUNTAIN MINES LTD., a company amalgamated

pursuant to the laws of the Province of British Columbia having its registered and records office at 1500-1040 West Georgia Street,

Vancouver, British Columbia

("Copper Mountain")

AND:

CEN CHINA EDUCATION NETWORK LTD., a company

incorporated pursuant to the laws of the Province of British

Columbia having it’s registered and records office at 1900-885

-West Georgia Street, Vancouver, British Columbia

("CEN")

WHEREAS:

A.

Pursuant to a combination agreement (the "Combination Agreement"), dated as of May 23, 2000, Copper Mountain and CEN have agreed to enter into a plan of arrangement (the "Plan of Arrangement") in substantially the form attached as Schedule A to the Combination Agreement;

B.

Section 2.3.1 of the Plan of Arrangement provides that each of the Common shares of CEN (the "CEN Shares"), shall be and shall be deemed to be transferred to Copper Mountain in exchange for 3.84 Common shares of Copper Mountain ("Copper Mountain Shares");

C.

Copper Mountain is the owner of 100,000 CEN Shares;

D.

Pursuant to the Plan of Arrangement, Copper Mountain would acquire 384,000 Copper Mountain Shares;

E.

Section 6.1 of the Plan of Arrangement provides that the Plan of Arrangement may be amended with the consent of Copper Mountain and CEN and, provided that any such amendment is approved by their respective shareholders, will become a part of the Plan of Arrangement for all purposes; and

F.

Copper Mountain and CEN now wish to amend the Plan of Arrangement to provide that the CEN Shares held by Copper Mountain will not be exchanged for Copper Mountain Shares.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

The Plan of Arrangement is hereby amended by deleting Section 2.3.1 in its entirety and inserting the following in its place:

“2.3.1

 At the Effective Time, without any further act or formality, each of the CEN Shares, other than CEN Shares held by Copper Mountain or held by registered holders who have exercised dissent rights as contemplated in Section 3.1 hereof and who are ultimately entitled to be paid fair value for their CEN Shares, shall be and shall be deemed to be transferred to Copper Mountain in exchange for 8 3.84 Copper Mountain Shares."

2

The amendment to the Plan of Arrangement contained herein be placed before the shareholders of each of Copper Mountain and CEN for their approval.

IN WITNESS WHEREOF, the parties have executed this Agreement this 20th day of July, 2000.

COPPER MOUNTAIN MINES LTD.

By:  ____________________________

Authorized Signatory

CEN CHINA EDUCATION NETWORK LTD.

By:  ____________________________

Authorized Signatory.

COMBINATION AGREEMENT

THIS AGREEMENT made the 23rd day of May, 2000.

BETWEEN:

COPPER MOUNTAIN MINES LTD., a company amalgamated

pursuant to the laws of the Province of British Columbia having its registered and records office at 1500-1040 West Georgia Street,

Vancouver, British Columbia

("Copper Mountain")

AND:

CEN CHINA EDUCATION NETWORK LTD., a company

incorporated pursuant to the laws of the Province of British

Columbia having it’s registered and records office at 1900-885

West Georgia Street, Vancouver, British Columbia

("CEN")

RECITALS:

A.

The respective boards of directors of Copper Mountain and CEN have approved the Arrangement, providing for, amongst other things, the acquisition by Copper Mountain on the Effective Date of all of the issued and outstanding CEN Shares;

B.

The board of directors of Copper Mountain has determined that the Arrangement is fair and reasonable to and in the best interests of Copper Mountain, the Copper Mountain Shareholders and the Copper Mountain Minority Shareholders;

C.

The board of directors of CEN has determined that the Arrangement is fair and reasonable to and in the best interests of CEN and the CEN Shareholders; and

D.

Subject to the provisions hereof, the Arrangement will be recommended by the board of directors of each of Copper Mountain and CEN to their respective shareholders.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.0

INTERPRETATION

1.1

Definitions

In this Agreement, unless there is something in the subject matter inconsistent therewith, the following terms will have the following meanings:

(a)

"Agreement", "hereof”, "hereunder" and similar expressions mean this agreement, including the recitals and schedules hereto and, includes any agreement or instrument supplementary or ancillary hereto;

(b)

"Arrangement" means an arrangement under the provisions of Section 257 of the Company Act on the terms and conditions set forth in this Agreement and the Plan of Arrangement and any amendment or variation thereto made in accordance with the terms of this Agreement, or made at the direction of the Court in the Final Order;

(c)

"Business Day" means a day which is not a Saturday, Sunday or a day on which commercial banks are not open for business in Vancouver, British Columbia;

(d)

"CEN" means CEN China Education Network Ltd., a company incorporated under the laws of the Province of British Columbia;

(e)

"CEN Financial Statements" means the audited consolidated financial statements of CEN for the period from incorporation to April 30, 2000, a copy of which is attached hereto as Schedule C;

(f)

"CEN Shareholders" means the holders of CEN Shares;

(g)

"CEN Shares" means the common shares in the capital of CEN;

(h)

"CEN Special Resolution" has the meaning attributed to that term in Section 2.6;

(i)

"CEN Subsidiaries" means China Education International Inc. and CEN China Education Overseas Corporation, each a company incorporated pursuant to the laws of the British Virgin Islands;

(j)

"Circular" means the Information Circular of Copper Mountain to be prepared and sent to the shareholders of Copper Mountain in connection with the Meeting;

(k)

"Claim" means any written claim or notice of any nature whatsoever, including any demand, dispute, notification of liability, notification of remediation work, order, obligation, debt, cause of action, action, suit, proceeding, litigation, arbitration, judgment, award or assessment;

(l)

"Company Act" means the Company Act (British Columbia), as now in effect and as it may be amended from time to time, prior to the Effective Date;

(m)

"Copper Mountain" means Copper Mountain Mines Ltd., a company amalgamated pursuant to the laws of the Province of British Columbia;

(n)

"Copper Mountain Disclosure Documents" means the following disclosure documents of Copper Mountain:

(i)

the Copper Mountain Financial Statements; and

(ii)

material change reports and press releases filed or issued by Copper Mountain since March 31, 2000, which have been or will have been filed to the extent required by Securities Legislation;

(o)

"Copper Mountain Financial Statements" means the audited financial statements of Copper Mountain prepared for and as at the end of its fiscal year ended October 31, 1999 together with the unaudited financial statements of Copper Mountain prepared for and as at the end of its fiscal period ended April 30, 2000, a copy of each of which is attached hereto as Schedule F;

(p)

"Copper Mountain Minority Shareholders" means all of the Copper Mountain Shareholders other than Messrs. Chengfeng Zhou, Ronald Erdman, Xu Yifan and Ronald Shon and any other director or officer of CEN or any holder of more than 10% of the CEN shares and each of their respective associates (as defined by the Securities Act (British Columbia) or any other person who is a "related party of CEN for the purposes of Rule 61-501 of the Ontario Securities Commission, or any person or company acting jointly with any of the foregoing or any affiliate of any of the foregoing;

(q)

"Copper Mountain Shareholders" means the holders of Copper Mountain Shares;

(r)

"Copper Mountain Shares" means the common shares in the capital of Copper Mountain as currently constituted;

(s)

"Copper Mountain Special Resolution" has the meaning attributed to that term in Section 2.6;

(t)

"Copper Mountain Subsidiaries" means Copper Mountain Overseas Inc., a company incorporated pursuant to the laws of the British Virgin Islands; Copper Mountain International Ltd., a company incorporated pursuant to the laws of the British Virgin Islands; and Anhui Richer Mines Co. Ltd., a corporation incorporated pursuant to the laws of the People's Republic of China;

(u)

"Court" means the Supreme Court of British Columbia;

(v)

"Effective Date" means the date upon which the Final Order is accepted for filing by the Registrar under the Company Act giving effect to the Arrangement;

(w)

"Environmental Law" means any and all Laws in effect on the date hereof relating to pollution or the environment, occupational health and safety or the manufacture, processing, distribution, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substances;

(x)

"Environmental Permits" means, collectively, all permits, licenses, certificates, variances, remediation orders and authorizations or any registrations with, any environmental authorities pursuant to any of the Environmental Laws;

(y)

"Exchange" means the Canadian Venture Exchange Inc.;

(z)

"Final Order" means the final order of the Court approving the Arrangement;

(aa)

"GAAP" means generally accepted accounting principles from time to time and which meet the standards established by the Canadian Institute of Chartered Accountants;

(ab)

     "Governmental Entity" means any:

(i)

multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign;

(ii)

any subdivision, agent, commission, board or authority of any of the foregoing; or

(iii)

any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(ac)

"Intellectual Property" means any or all of the following and all rights in, arising out of. or associated with:

(i)

all Canada, United States and foreign patents, utility models and applications therefor and all reissues, divisionals, renewals, extensions, continuations and continuations-in-part thereof;

(ii)

all trade secrets and proprietary information, including trade secrets and proprietary information that are inventions (whether patentable or not), invention disclosures, improvements, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing;

(iii)

all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world;

(iv)

all industrial designs and any registrations and applications therefore throughout the world;

(v)

all trade names, logos, common law trademarks and service marks, all registered trademarks and service marks, all applications therefor and all goodwill associated therewith throughout the world;

(vi)

all databases and data collections of any nature;

(vii)

all media on which any of the foregoing is recorded or otherwise .fixed, all Web addresses, sites and domain names; and

(viii)

all documentation and Software related to any of the foregoing;

(ad)

"Interim Order" means the interim order of the Court in respect of the Arrangement as contemplated by Section 2.1;

(ae)

"Law" means all laws, statutes, codes, ordinances, decrees, rules, regulations, bylaws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, including general principles of common and civil law, and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or self-regulatory authority (including the Exchange);

(af)

"Lien" means any mortgage, hypothec, prior claim, lien, security interest, lease, option, right of third parties or other charge or encumbrance, including the lien or retained title of a conditional vendor and any easement, servitude, right of way or other encumbrance on title to real or immovable property or personal or movable property;

(ag)

"Mailing Date" means the date of the mailing of the Circular;

(ah)

"Material Adverse Change" means any change (or any condition, event or development involving a prospective change) in the business, operations, affairs (including the employment status of key employees), assets, liabilities (including any contingent liabilities that may arise through outstanding, pending or threatened litigation or otherwise), capitalization, financial condition, licenses, permits, rights or privileges, or prospects of a company which could reasonably be expected to materially and adversely affect that company or the value of that company's shares;

(ai)

"Material Adverse Effect" means the effect of any Material Adverse Change;

(aj)

"Material Agreements" has the meaning attributed to that term in Section 3.1.13;

(ak)

"Meeting” means the extraordinary general meeting of the Copper Mountain Shareholders to be held for, amongst other purposes, the purpose of considering and, if deemed advisable, approving the Arrangement and the transactions contemplated thereby by way of special resolution;

(al)

"Misrepresentation" has the meaning attributed to that term as at the date hereof in the

Securities Act;

(am)

"Plan of Arrangement" means the plan of arrangement substantially in the form and content of Schedule A attached hereto and any amendments or variations thereto made in accordance with Section 12.3 hereof or Section 6.0 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

(an)

"Project" means the website www.chinajiaoyu.com, operated and developed by CEN;

(ao)

"Registrar" has the meaning attributed to that term in the Company Act;

(ap)

"Securities Act" means the Securities Act (British Columbia), as now in effect and as it may be amended from time to time, prior to the Effective Date;

(aq)

"Securities Legislation" means the Securities Act and equivalent Laws in the other provinces of Canada, and the published policies of any Governmental Entity administering those statutes, as well as the rules, regulations, bylaws and policies of the Exchange;

(ar)

"Software" means application software, systems software, software design tools, interfaces, object libraries, and microcode in object code or source code forms and firmware, and any related documentation, user guides and manuals related thereto;

(as)

"Special Resolutions" means the Copper Mountain Special Resolution and the CEN Special Resolution approving the Arrangement as contemplated in Section 2.6 hereof;

(at)

"Subsidiary" has the meaning attributed to that term in the Company Act;

(au)

"Taxes" or "Tax" means, with respect to any entity, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, license taxes, withholding taxes, payroll taxes, employment taxes, Canada Pension Plan premiums, excise taxes, social security premiums, workers' compensation premiums, unemployment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on that entity, and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing;

(av)

"Termination Date" means August 31, 2000 or any later date as may be agreed to in writing by Copper Mountain and CEN; and

(aw)

"Warrants" means the Common share purchase warrants of Copper Mountain to be issued to the Copper Mountain Shareholders pursuant to the Arrangement.

1.2

 Interpretation Not Affected by Headings

The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. References to Sections refer to sections of this Agreement unless otherwise stated.

1.3

Number and Gender

In this Agreement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa; words importing gender include all genders.

1.4

Date of Any Action

If the date on which any action is required to be taken hereunder by CEN or Copper Mountain is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on the next succeeding day which is a Business Day in that place.

1.5

Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada.

1.6

Statutory References

Any reference in this Agreement to a statute includes all regulations made thereunder. all amendments to that statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes that statute or regulations.

1.7

Schedules

The following are the Schedules to this Agreement, which form an integral part hereof:

Schedule A - Plan of Arrangement

Schedule B - Material Contracts of CEN

Schedule C - CEN Financial Statements

Schedule D - Intellectual Property

Schedule E - Rights to Purchase CEN Shares

Schedule F - Copper Mountain Financial Statements

Schedule G - Rights to Purchase Copper Mountain Shares

2.0

THE ARRANGEMENT

2.1

The Arrangement

(a)

CEN and Copper Mountain shall jointly:

(i)

forthwith following the execution and delivery of this Agreement and the receipt of the approval of the Exchange to the Arrangement, prepare an application to the Court for the Interim Order on terms acceptable to both Copper Mountain and CEN, each acting reasonably, providing for, amongst other things, the calling and holding of the Meeting on or about July 20, 2000; and

(ii)

apply for the Interim Order such that the application for such order may be heard by the Court on or before June 30, 2000.

(b)

If the approval of the Special Resolutions in accordance with the Interim Order (or any variation thereof) are obtained, as soon as reasonably practicable after the date on which such approval is obtained, CEN and Copper Mountain will forthwith, but in any event no later than five Business Days after the Meeting, apply to the Court for the Final Order in respect of the Arrangement on such terms as the Court may direct and Copper Mountain and CEN may agree.

(c)

If a Final Order is obtained, subject to the fulfillment or waiver of each of the conditions set forth in Section 9.0 hereof and, subject to the following sentence, CEN and Copper Mountain will jointly file, as soon as practical following satisfaction or waiver of each of such conditions and completion of all steps required by the Plan of Arrangement to be completed prior to the Effective Date, a certified copy of the Final Order for acceptance by the Registrar, together with any other documentation as may be required in connection therewith, to give effect to the Arrangement pursuant to Section 252 of the Company Act.  Notwithstanding the foregoing, Copper Mountain shall be entitled, if it reasonably considers it appropriate to do so having regard, amongst other things, to the percentage of the total issued and outstanding Copper Mountain Shares that were voted in favour of the Arrangement at the Meeting and whether and to what extent Copper Mountain Shareholders appear or are represented at the Court hearing in respect of the Interim Order or the Final Order expressing opposition to the Arrangement, to require that the filing of the certified copy of the Final Order for acceptance by the Registrar be delayed until the earlier of the Termination Date and three Business Days after all appeal periods applicable to the Interim Order and the Final Order have expired, and any such appeals, if any, made during such periods have been denied or withdrawn.

2.2

Interim Order

The notice of motion for the application referred to in Section 2.1(a) above will request that the Interim Order provide for, amongst other things, the calling and holding of the Meeting and the provision of dissent rights to the CEN Shareholders and the Copper Mountain Shareholders.

2.3

Circular

As promptly as practicable after the execution and delivery of this Agreement and the receipt of the approval of the Exchange to the Arrangement, with a view to completion on or about June 9, 2000, Copper Mountain and CEN will jointly prepare the Circular together with any other documents required by the Securities Act or other applicable Law in connection with the Arrangement and the Meeting. Copper Mountain will cause the Circular and any other documentation required in connection with the Meeting to be sent to each Copper Mountain Shareholder and CEN Shareholder, as soon as reasonably practicable following receipt of the

Interim Order and filed as required by the Interim Order and applicable Law.

2.4

Preparation of Filings

(a)

Each of Copper Mountain and CEN will proceed diligently, in a co-ordinated fashion and use its reasonable commercial efforts in:

(i)

the preparation of the Circular and any other documents deemed reasonably necessary by either of them to discharge their respective obligations under applicable Securities Legislation in connection with the Arrangement and the other transactions contemplated hereby; and

(ii)

the taking of such action as may be required under any applicable Securities Legislation in connection with the issuance of Copper Mountain Shares, provided however, that neither CEN nor Copper Mountain will be required to register or qualify as a foreign  corporation or to take any action that would subject it to service of process in any jurisdiction where that company is not now so subject except with respect to service of process as to matters and transactions arising solely from the offer and sale of the Copper Mountain Shares.

(b)

Each of Copper Mountain and CEN will furnish to the other of them, on a timely basis, all information as may be required to effect the foregoing actions, and each covenants that no information so furnished by it in writing in connection with those actions or otherwise in connection with the consummation of the Arrangement will contain any Misrepresentation. Each of Copper Mountain and CEN will ensure that the information relating to it which is provided in the Circular will not contain any Misrepresentation.

(c)

Each of Copper Mountain and CEN will promptly notify the other if, at any time before the Effective Date, it becomes aware that the Circular contains a Misrepresentation. Each of Copper Mountain and CEN will co-operate in the preparation of a supplement or amendment to the Circular, as the case may be, that corrects any Misrepresentation in the Circular, and will cause the same to be distributed to each of the Copper Mountain Shareholders and filed with each applicable Governmental Entity under Securities Legislation.

(d)

Each of Copper Mountain and CEN will ensure that the Circular complies with all applicable Law (including Securities Legislation). Without limiting the generality of the foregoing, each of Copper Mountain and CEN will ensure that the Circular provides the Copper Mountain Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Meeting.

2.5

Exchange Listing Applications

Copper Mountain will apply for and use all reasonable commercial efforts to obtain, on or before the Effective Date, all regulatory approvals which are required in connection with the consummation of the transactions contemplated in this Agreement and in the Plan of Arrangement including, without limitation, approval of the Exchange to the listing and posting for trading on the Exchange of the Copper Mountain Shares issuable in connection with the Arrangement.

2.6

Shareholder Approval

On or about July 20, 2000, Copper Mountain will, subject to the terms of the Interim Order, convene a general meeting of the Copper Mountain Shareholders to consider and, if deemed advisable, to approve the Arrangement by way of special resolution passed, subject to the terms of the Interim Order, by not less than 75% of the votes cast by Copper Mountain Shareholders and by not less than a majority of the votes cast by Copper Mountain Minority Shareholders, in each case voting on such resolution (the "Copper Mountain Special

Resolution"). CEN will, on or before July 20,2000 and subject to the terms of the Interim Order obtain the approval of the CEN Shareholders to the Arrangement by way of special resolution in writing or passed, subject to the terms of the Interim Order, by not less than 75% of the votes cast by CEN Shareholders voting on such resolution at a general meeting of the CEN Shareholders (the "CEN Special Resolution").

3.0

REPRESENTATIONS AND WARRANTIES OF CEN,

3.1

CEN Information

CEN hereby represents and warrants to Copper Mountain, as continuing representations and warranties which are true and correct on the date hereof or, if any such representation and warranty is expressed to be made and given in respect of a particular date other than the date hereof, then such representation and warranty shall be true and correct on such date, and all representations and warranties herein shall be true and correct on each day thereafter to and including the Effective Date with the same effect as if made and given on and as of each such day (and acknowledges that Copper Mountain is relying upon these representations and warranties in connection with the entering into of this Agreement and the completion of the transactions contemplated herein), that:

3.1.1

Organization and Qualification

CEN was duly incorporated under the Company Act on March 10, 2000, validly exists as a company under the Company Act. Each of the CEN Subsidiaries was duly incorporated and is validly existing under the laws of its jurisdiction of incorporation. CEN and each of the CEN Subsidiaries has full corporate and legal power and authority to own, lease and operate its assets and conduct its business as now owned and conducted. CEN and each of the CEN Subsidiaries is duly registered, licensed or qualified to conduct business, and is in good standing, in each jurisdiction in which the character of its properties or assets, owned or leased, or the nature of its activities makes a registration, license or qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on CEN.

3.1.2

Capitalization

The authorized capital of CEN consists of 300,000,000 shares, divided into 200,000,000 Common shares without par value and 100,000,000 Preferred shares without par value. As of the date hereof, 12,027,889 CEN Shares have been duly authorized and are validly issued and outstanding as fully paid and non-assessable shares and no other CEN Shares have been issued. Except as set forth in Schedule E attached hereto, there are no outstanding options, warrants, conversion privileges, calls or other rights, agreements, arrangements, commitments or obligations of CEN to issue or sell any shares of any class of CEN or securities or obligations of any kind convertible into or exchangeable for any shares of any class of CEN.

3.1.3

Ownership of Securities

All of the outstanding shares and other ownership interests of the CEN Subsidiaries are validly issued, fully paid and non-assessable and all such shares and other ownership interests are owned directly or indirectly by CEN, free and clear of all Liens, and there are no outstanding options, warrants, conversion privileges, calls or other rights, agreements, arrangements, commitments or obligations regarding the right to acquire any shares or other ownership interests in any of the CEN Subsidiaries. Other than the shares of the CEN Subsidiaries held by CEN or the CEN Subsidiaries, neither CEN nor any of the CEN Subsidiaries owns, beneficially, any shares in the capital of any other corporation and does not hold any securities or obligations of any kind convertible into or exchangeable for shares in the capital of any other corporation. Neither CEN nor any of the CEN Subsidiaries a party to any agreement to acquire any shares in the capital of any corporation.

3.1.4

Compliance with Laws

CEN and each of the CEN Subsidiaries has complied with, and is in compliance with, all applicable Laws, except where failure to so comply will not have a Material Adverse Effect on CEN or any of the CEN Subsidiaries and CEN and each of the CEN Subsidiaries has all licenses, permits, orders or approvals of, and has made all required registrations with, any Governmental Entity that is material to the conduct of its respective business.

3.1.5

Authority Relative to this Agreement

CEN has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by CEN and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by the board of directors of CEN and no other corporate proceedings on the part of CEN are necessary to authorize this Agreement and the transactions contemplated hereby other than approval of the CEN Shareholders with respect to the completion of the Arrangement as contemplated herein.

3.1.6

Enforceability. No Default

This Agreement has been duly executed and delivered by CEN and constitutes a valid and binding obligation of CEN, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and to general principles of equity. CEN is not in default under, or in breach of, or would after notice or lapse of time or both, be in default under or in breach of and the execution and delivery by CEN of this Agreement and the performance by CEN of its obligations hereunder (including completion of the transactions contemplated by the Plan of

Arrangement) does not and will not:

(a)

result in a violation, breach or termination of any provision of:

(i)

the memorandum or articles of CEN or any other agreement or understanding with any party holding an ownership interest in CEN; or

(ii)

any Law, subject to obtaining appropriate regulatory and shareholder approval;

(b)

constitute a default under, result in a breach of or give rise to any right of termination under any Material Agreement by which CEN is bound, or give rise to any acceleration of indebtedness, or cause any indebtedness to come due before its stated date of maturity, in any case, or give rise to any rights of first refusal or change in control or influence or any restriction or limitation under any Material Agreement by which CEN is bound;

(c)

result in the imposition of any Lien upon any of the assets of CEN; or

(d)

result in any payment (including severance, unemployment, compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of CEN or result in the acceleration of time of payment or vesting of any benefits.

3.1.7

Consents

Neither CEN nor any of the CEN Subsidiaries is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any Governmental Entity are required to be obtained by CEN or any of the CEN Subsidiaries:

(a)

in connection with the execution, delivery or performance by CEN of this Agreement or the completion of any of the transactions contemplated herein or contemplated in the Plan of Arrangement;

(b)

to avoid the loss of any permit, license, certification or other authorization; or

(c)

in order that the authority of CEN or any of the CEN Subsidiaries to carry on its business in the ordinary course and in the same manner as presently conducted remains in good standing and in full force and effect as of and following, the closing of the transactions contemplated herein and in the Plan of Arrangement.

3.1.8

Rights to Purchase

No person or company has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, other than provided for herein:

(a)

to require CEN to purchase, redeem or otherwise acquire any of the issued and outstanding CEN Shares; or

(b)

for the issue or allotment of any of the authorized but unissued CEN Shares.

3.1.9

Fairness Opinion

The board of directors of CEN has:

(a)

determined unanimously that the Arrangement is fair and reasonable to and in the best interests of the CEN Shareholders;

(b)

determined to recommend that the CEN Shareholders vote in favour of the Arrangement; and

(c)

advised Copper Mountain that the current intention of its directors is to vote the CEN Shares, if any, held by them in favour of the Arrangement.

3.1.10

Absence of Changes

Except for the transactions contemplated hereby or any change, condition, event or circumstance reserved against in the CEN Financial Statements, neither CEN nor any of the CEN Subsidiaries has been subject to any Material Adverse Change since the date of the CEN Financial Statements, and since such date, CEN and the CEN Subsidiaries have conducted their business only in the ordinary and regular course of business consistent with past practice and:

(a)

CEN has not declared or paid any dividends of any kind nor declared nor made any other distributions of any kind whatsoever including, without limitation, by way of redemption or repurchase of the CEN Shares or reduction of its authorized capital;

(b)

there has been no Material Adverse Change in the financial condition and position of CEN or any of the CEN Subsidiaries and no damage, loss, destruction or other change in circumstances materially affecting the business, property or assets of CEN or any of the CEN Subsidiaries or their right or capacity to carry on business;

(c)

neither CEN nor any of the CEN Subsidiaries has engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition except any commitments incurred in the course of its normal day-to-day business;

(d)

neither CEN nor any of the CEN Subsidiaries has purchased, leased or acquired, or agreed to purchase, lease or acquire any additional property or assets and has not sold, transferred, disposed, mortgaged, pledged, charged, leased or otherwise encumbered, or agreed to sell, transfer, dispose of, mortgage, pledge, charge, lease or otherwise encumber any of its property or assets; and

(e)

neither CEN nor any of the CEN Subsidiaries has waived or surrendered any right of substantial value and has not made any gift of money or of any of its assets.

3.1.11

Absence of Undisclosed Liabilities

Except as reflected in the CEN Financial Statements, neither CEN nor any of the CEN Subsidiaries has liabilities or obligations of any nature (absolute, accrued, unaccrued, contingent or otherwise) other than those incurred in the ordinary course of business or those which would not have a Material Adverse Effect on CEN or any of the CEN Subsidiaries.

3.1.12

Compliance

Neither CEN nor any of the CEN Subsidiaries is in conflict with, or in default (including cross-defaults) or violation of:

(a)

any provision contained in its constating documents;

(b)

any Law or permit applicable to it or by which any of its assets are bound or affected, which conflict, default or violation, in any case, has or may have a Material Adverse Effect on it or may impede the completion of the Arrangement or the other transactions contemplated in this Agreement; or

(c)

any Material Agreement to which it is a party or by which it or any of its assets are bound or affected which conflict, default or violation, in any case, could have a Material Adverse Effect on it or may impede the completion of the Agreement or the other transactions contemplated in this Agreement.

3.1.13

Contracts and Commitments

Except as disclosed in this Agreement, all material contracts, agreements, licenses, franchises or permits, and instruments involving payments to, or obligations (contingent or otherwise) of CEN or any of the CEN Subsidiaries (collectively, the "Material Agreements") to which CEN or any of the CEN Subsidiaries is a party or any of its properties are bound or affected:

(a)

are listed in Schedule B attached hereto;

(b)

have been previously made available to Copper Mountain;

(c)

are valid, binding, in full force and effect in all material respects and enforceable by CEN or the CEN Subsidiaries, as the case may be, in accordance with their respective terms; and

(d)

do not, by their terms, require the consent of any of the parties thereto to the Arrangement or any of the transactions contemplated thereby, subject however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the courts from which they are sought.

3.1.14

Financial Statements

The CEN Financial Statements are true and correct in every material respect, were prepared in accordance with GAAP and fairly reflect the business, property, assets and financial position of CEN and the CEN Subsidiaries as at the date thereof and the results of its operations for the period then ended and there are no liabilities of CEN or any of the CEN Subsidiaries, contingent or otherwise, not reflected in the CEN Financial Statements.

3.1.15

Litigation

There are no Claims pending or, to the knowledge of CEN, after due inquiry, threatened against or relating to CEN or any of the CEN Subsidiaries or against any of their respective businesses, assets or properties before or by any court, arbitrator, administrative agency or other tribunal or any Governmental Entity, domestic or foreign which could have a Material Adverse Effect on CEN or any of the CEN Subsidiaries. None of CEN, the CEN Subsidiaries or any of their respective assets are subject to any outstanding order, writ, injunction or decree.

3.1.16

Labour and Employment Matters

None of CEN or any of the CEN Subsidiaries currently retains any employees or consultants who cannot be dismissed on reasonable notice which in no event exceeds six months, there are no management contracts or consulting contracts to which CEN or any of the CEN Subsidiaries is a party or by which it is bound, no amount is payable or has been agreed to be paid by CEN or any of the CEN Subsidiaries to any person as remuneration, pension, bonus, share of profits or other similar benefit and none of CEN or any of the CEN Subsidiaries is a party to any collective bargaining or similar agreement or bound by any certification for collective bargaining. No director, officer or member or former director, officer or member of CEN or any of the CEN Subsidiaries, nor any associate or affiliate of any such person has any claim of any nature against, or is indebted to CEN or any of the CEN Subsidiaries.

3.1.17

Assets

CEN and the CEN Subsidiaries have good and marketable title to all of their respective assets (tangible and intangible, including leasehold interests) including all the assets reflected in the balance sheets forming part of the CEN Financial Statements, except as indicated in the notes thereto, together with all additions thereto and less all dispositions thereof in the ordinary course of its business, in each case subject to no Lien except as is disclosed in the CEN Financial Statements.

3.1.18

Real Property

None of CEN or any of the CEN Subsidiaries is the beneficial or registered owner of or has agreed to acquire any real property or any interest in any real property and none of CEN or any of the CEN Subsidiaries is a party to any lease or agreement in the nature of a lease in respect of any real property, whether as lessor or lessee.

3.1.19

Tax Matters

Each of CEN and the CEN Subsidiaries has paid all Taxes that are due and payable by it. No additional Taxes are, or at the Effective Date will be, payable by CEN. or any of the CEN Subsidiaries for the current period and any previous period for which tax returns have not yet been filed. There are no Claims pending or, to the knowledge of CEN, threatened against CEN or any of the CEN Subsidiaries in respect of Taxes, nor are any material matters under discussion with any Governmental Entity relating to Taxes asserted by any such Entity against CEN or any of the CEN Subsidiaries. CEN and each of the CEN Subsidiaries has withheld from each payment made by it to any of its past or present employees, officers or directors, the amount of all Taxes required to be withheld therefrom and has paid the same to the proper tax or other receiving officers within the time required under any applicable Laws. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of any Tax, governmental charge or deficiency against, CEN or any of the CEN Subsidiaries.

3.1.20

Books and Records

The corporate records and minute books of CEN and each of the CEN Subsidiaries have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all material respects.

3.1.21

Environmental Compliance

Except as has been previously disclosed in writing to Copper Mountain:

(a)

CEN and each of the CEN Subsidiaries is in substantial compliance with all applicable Environmental Laws;

(b)

CEN and each of the CEN Subsidiaries has obtained all Environmental Permits required for the operation of its respective business and each such Environmental Permit is valid, subsisting and in good standing and the holder thereof is not in default or breach thereof;

(c)

no activities or operations of CEN or any of the CEN Subsidiaries are or have been subject to any judicial, administrative or other proceedings alleging a material violation of any applicable Environmental Law;

(d)

to the knowledge of CEN, after due inquiry, no activities or operations of CEN or any of the CEN Subsidiaries in respect of real property owned or used by such companies are the subject of federal, provincial, municipal or other governmental or regulatory investigations or written notices requiring remedial action;

(e)

to the knowledge of CEN, after due inquiry, neither CEN nor any of the CEN Subsidiaries has been or is now involved in any operations or activities in violation of any applicable Environmental Law which activities would lead to the imposition of any liability on CEN or any of the CEN Subsidiaries which would have a Material Adverse Effect on CEN or any of the CEN Subsidiaries.

3.1.22

Intellectual Property

(a)

Schedule D sets forth all the Intellectual Property which is material to the businesses carried on by CEN and the CEN Subsidiaries (the "Material Intellectual Property") and that is owned by or exclusively licensed to CEN or any of the CEN Subsidiaries (the "CEN Intellectual Property"). Except as set forth in Schedule D each item of CEN Intellectual Property is owned by CEN or the CEN Subsidiaries, free and clear of any Liens. CEN and the CEN Subsidiaries own, exclusively, the copyrights to all copyrighted works that form part of the CEN Intellectual Property, the failure to own which would have a Material Adverse Effect. The CEN Intellectual Property comprises all Intellectual Property necessary for the business of CEN and the CEN Subsidiaries as currently conducted.

(b)

To the extent that any Material Intellectual Property has been developed or created by any person other than CEN or any of the CEN Subsidiaries, for which CEN or any of the CEN Subsidiaries has, directly or indirectly, .:paid, a written agreement has been entered into with such person with respect thereto and CEN or the CEN Subsidiaries, as the case may be, thereby has obtained ownership of, and is the exclusive owner of, all such Material Intellectual Property that might otherwise vest in such person, the failure to own which would have a Material Adverse Effect.

(c)

None of CEN nor any of the CEN Subsidiaries has transferred ownership of or granted any license of or right to use or authorize the retention of any rights to use any Material Intellectual Property that is or was CEN Intellectual Property, to any other person.

(d)

Other than "shrink-wrap" and similar widely available commercial end-user licenses, the list of Intellectual Property set forth in Schedule D includes all of the Material Intellectual Property used in the business of CEN and the CEN Subsidiaries as currently conducted including, without limitation, the design, development, manufacture, use, import and sale of the products, technology and services of CEN and the CEN Subsidiaries (including products, technology or services currently under development).

(e)

The contracts, licenses and agreements listed in Schedule D include all material contracts, licenses and agreements to which CEN or any of the CEN Subsidiaries is a party with respect to any Intellectual Property. No person other than CEN or any of the CEN Subsidiaries has any ownership rights to any improvements made by CEN or any of the CEN Subsidiaries in Intellectual Property which has been licensed to CEN or any of the CEN Subsidiaries.

(f)

Schedule D lists all contracts, licenses and agreements between CEN and each of the CEN Subsidiaries and any other person wherein or whereby CEN or any of the CEN Subsidiaries has or may have agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or liability or provide a right of rescission with respect to the infringement or misappropriation by CEN or the CEN Subsidiaries or such other person of the Intellectual Property of any person other than CEN or the CEN Subsidiaries (and copies of substantially all of same have been provided to Copper Mountain).

(g)

To the best of CEN's knowledge, the operation of the business of CEN and each of the CEN Subsidiaries as currently conducted, including the design, development manufacture, marketing and sale of the products and services of CEN and each of the CEN Subsidiaries has not and does not infringe or misappropriate the Intellectual Property of any person, violate the rights of any person (including rights to privacy or publicity) or constitute unfair competition or trade practices under the federal laws of Canada applicable in British Columbia or under the laws of any other jurisdiction in which CEN or any of the CEN Subsidiaries carries on business. None of CEN or any of the CEN Subsidiaries has received notice from any person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of CEN or any of the CEN Subsidiaries infringes or misappropriates the Intellectual Property of any other person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is CEN aware of any basis therefor).

(h)

To the best of the knowledge of CEN, there are no contracts, licenses or agreements between CEN or any of the CEN Subsidiaries and any other person with respect to CEN Intellectual Property under which there is any material dispute known to CEN regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by CEN or any of the CEN Subsidiaries thereunder.

(i)

To the best of CEN's knowledge, no person is infringing or misappropriating any CEN Intellectual Property, which infringement could have a Material Adverse Effect.

(j)

CEN and the CEN Subsidiaries have taken all commercially reasonable steps necessary to protect their respective rights in confidential information and trade secrets or provided by any other person to CEN or any of the CEN Subsidiaries.

(k)

No material CEN Intellectual Property or product, technology or service of CEN or any of the CEN Subsidiaries is subject to any proceeding or outstanding decree, order, judgment, agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by CEN or any of the CEN Subsidiaries or that may affect the validity, use or enforceability of CEN Intellectual Property.

(l)

No royalty or other fee in respect of Intellectual Property is required to be paid by CEN or any of the CEN Subsidiaries to any other person.

(m)

The computer systems of CEN and the CEN Subsidiaries contain, at a minimum, North American industry standard anti-virus software and CEN and the CEN Subsidiaries will continue to take all steps and implement all procedures in accordance with industry standards to, so far as reasonably possible, ensure that such systems are free from viruses and will remain so until the Effective Time.

(n)

None of CEN or any of the CEN Subsidiaries has nor will it provide, directly or indirectly, the source code for any of the Software to any other person prior to the Effective Time or by license transfer, sale, escrow or otherwise permit any other person to reverse engineer, disassemble or decompile the Software to create such source code.

3.1.23

Restrictions on Business Activities

There is no agreement, judgment, injunction, order or decree binding upon CEN or any of the CEN Subsidiaries that has, or could reasonably be expected to have, the effect of prohibiting, restricting or materially impairing any business practice of CEN or any of the CEN Subsidiaries, any acquisition of property by CEN or any of the CEN Subsidiaries or the conduct of business by CEN and the CEN Subsidiaries.

3.1.24

Solvency

None of CEN or any of the CEN Subsidiaries is insolvent, has committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceedings to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed of any part of its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property or any seizure against any of its property.

3.1.25

No Misrepresentation

To the best of the knowledge of CEN, the information set forth in the Circular relating to CEN, the CEN Subsidiaries, their respective businesses and properties and the effect of the Arrangement and any other transactions referred to in the Circular, thereon is true, correct and complete in all material respects and does not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to take the statements therein not misleading in the light of the circumstances in which they are made.

3.1.26

Disclosure

There is no fact which CEN has not disclosed to Copper Mountain orally or in writing or made available for review to Copper Mountain as part of its due diligence investigations which has had or would reasonably be expected to have a Material Adverse Effect on CEN or may materially impede the completion of the Arrangement or the other transactions contemplated in this Agreement.

3.2

Investigations

No investigations or enquiries by Copper Mountain or its advisors shall mitigate, diminish or otherwise affect the representations and warranties of CEN provided in this Agreement, or the liability of CEN for any inaccuracy therein or breach thereof.

4.0

COPPER MOUNTAIN'S REPRESENTATIONS. WARRANTIES AND COVENANTS

4.1

Representations and Warranties

Copper Mountain represents and warrants to CEN, as continuing representations and warranties which are true and correct on the date hereof or, if any such representation or warranty is expressed to be made and given in respect of a particular date other than the date hereof, then such representation and warranty shall be true and correct on such date, and all representations and warranties herein shall be true and correct on each day thereafter to and including the Effective Date with the same effect as if made and given on and as of each such day, save hereinafter expressly provided (and acknowledges that CEN is relying upon these representations and warranties in connection with the entering into of this Agreement and the completion of the transactions contemplated herein) that:

4.1.1

Organization and Qualification

Copper Mountain was duly amalgamated and organized under the Company Act as of March 31, 2000, is validly existing as a company under the Company Act. Each of the Copper Mountain Subsidiaries was duly incorporated and is validly existing under the laws of its jurisdiction of incorporation. Each of Copper Mountain and the Copper Mountain Subsidiaries has full corporate power and authority to own, lease and operate its assets and conduct its businesses as now owned and conducted. Each of Copper Mountain and the Copper Mountain Subsidiaries is duly qualified to carryon business, and is in good standing in each jurisdiction in which the character of its properties or assets, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a Material Adverse Effect on Copper Mountain.

4.1.2

Capitalization.

The authorized share capital of Copper Mountain consists of 300,000,000 shares, divided into 200,000,000 Common shares without par value and 100,000,000 Preferred. Shares without par value issuable in series. As of the date hereof, 56,471,200 Copper Mountain Shares have been duly authorized and are validly issued and outstanding as fully paid and nonassessable shares. Except as set forth in Schedule G attached hereto, there are no outstanding options, warrants, conversion privileges, calls or other rights, agreements, arrangements, commitments or obligations of Copper Mountain to issue or sell any shares of any class of Copper Mountain or securities or obligations of any kind convertible into or exchangeable for any shares of any class of Copper Mountain, nor are there outstanding any stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or any other attribute of Copper Mountain.

4.1.3

Ownership of Securities

All of the outstanding shares and other ownership interests of the Copper Mountain Subsidiaries are validly issued, fully paid and non-assessable and all such shares and other ownership interests are owned directly or indirectly by Copper Mountain (except that Copper Mountain owns, beneficially and indirectly only 80% of the issued and outstanding shares of Anhui Richer Mines Co. Ltd.), free and clear of all Liens, and there are no outstanding options, warrants, conversion privileges, calls or other rights, agreements, arrangements, commitments or obligations regarding the right to acquire any shares or other ownership interests in any of the Copper Mountain Subsidiaries. Other than the shares of the Copper Mountain Subsidiaries held by Copper Mountain or the Copper Mountain Subsidiaries, neither Copper Mountain nor any of the Copper Mountain Subsidiaries owns, beneficially, any shares in the capital of any other corporation and does not hold any securities or obligations of any kind convertible into or exchangeable for shares in the capital of any other corporation. Neither Copper Mountain nor any of the Copper Mountain Subsidiaries is a party to any agreement to acquire any shares in the capital of any corporation.

4.1.4

Compliance with Laws

Copper Mountain and each of the Copper Mountain Subsidiaries has complied with, and is in compliance with, all applicable Laws including applicable Securities Legislation, except where failure to so comply will not have a Material Adverse Effect on Copper Mountain and Copper Mountain and each of the Copper Mountain Subsidiaries has all licences, permits, orders or approvals of, and has made all required registrations with, any Governmental Entity that is material to the conduct of its respective business.

4.1.5

Authority Relative to this Agreement

Copper Mountain has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Copper Mountain and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by the board of directors of Copper Mountain and no other corporate proceedings on the part of Copper Mountain are necessary to authorize this Agreement and the transactions contemplated hereby other than approval of the Copper Mountain Shareholders with respect to the completion of the Arrangement as contemplated herein.

4.1.6

Enforceability, No Default

This Agreement has been duly executed and delivered by Copper Mountain and constitutes a valid and binding obligation of Copper Mountain, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and to general principles of equity.  Copper Mountain is not in default under, or in breach of, or would after notice or lapse of time or both, be in default under or in breach of and the execution and delivery by Copper Mountain of this Agreement and the performance by Copper Mountain of its obligations hereunder (including completion of the transactions contemplated by the Plan of Arrangement), does not and will not:

(a)

result in a violation, breach or termination of any provision of:

(i)

the memorandum or articles of Copper Mountain or any other agreement or understanding with any party holding an ownership interest in Copper Mountain; or

(ii)

any Law, subject to obtaining appropriate regulatory and shareholder approval;

(b)

constitute a default under, result in a breach of or give rise to any. right of termination under any material contract, agreement, license, franchise or permit and instruments involving payments to or obligation (contingent or otherwise) of Copper Mountain (collectively, the "Copper Mountain Material Agreements"), or give rise to any acceleration of indebtedness, or cause any indebtedness to come due before its stated date of maturity, in any case, or give rise to any rights of first refusal or change in control or influence or any restriction or limitation under any Copper Mountain Material Agreement;

(c)

result in the imposition of any Lien upon any of the assets of Copper Mountain; or

(d)

result in any payment (including severance, unemployment, compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Copper Mountain or result in the acceleration of time of payment or vesting of any benefits.

4.1.7

Consents

None of Copper Mountain nor any of the Copper Mountain Subsidiaries is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any Governmental Entity are required to be obtained by Copper Mountain or any of the Copper Mountain Subsidiaries in connection with the execution, delivery or performance by Copper Mountain of this Agreement or the completion of any of the transactions contemplated herein or contemplated in the Plan of Arrangement.

4.1.8

Reporting Company

Copper Mountain is a reporting company as such term is defined in the Company Act and is up to date with all filings with and not in default of any requirement of the Company Act.

4.1.9

Exchange Issuer

Copper Mountain is an exchange issuer, as such term is defined in the Securities Act and the Copper Mountain Shares are listed and posted for trading on the Exchange. Copper Mountain is up to date with all filings with and not in default of any requirement of the Exchange.

4.1.10

Disclosure Documents

The Copper Mountain Disclosure Documents were, at their respective dates of issue or publication, true and correct in all material respects, contained no misrepresentations. And were prepared in accordance with all Laws and Securities Legislation applicable thereto.

4.1.11

[this section intentionally deleted.]

4.1.12

No Cease Trade Orders

No securities commission or similar regulatory authority in Canada has issued any order preventing or suspending the trading in or sale of any securities of Copper Mountain.

4.1.13

Fairness Opinion

The board of directors of Copper Mountain has:

(a)

determined unanimously that the Arrangement is fair and reasonable and in the best interests of the Copper Mountain Shareholders and the Copper Mountain Minority Shareholders;

(b)

received an opinion from Forum Capital Partners Inc. stating that it is fair, from a financial point of view, for Copper Mountain to issue Copper Mountain Shares in exchange for all of the issued and outstanding CEN Shares such that CEN Shareholders will, on completion of the Arrangement, hold 45% of the issued and outstanding Copper Mountain Shares;

(c)

determined to recommend that the Copper Mountain Shareholders vote in favour of the Arrangement; and

(d)

advised CEN that the current intention of its directors is to vote the Copper Mountain Shares, if any, held by them in favour of the Arrangement and will so represent in the Circular.

4.1.14

Absence of Changes

Since the date of the Copper Mountain Financial Statements:

(a)

Copper Mountain has not declared or paid any dividends of any kind nor declared nor made any other distributions of any kind whatsoever including, without limitation, by way of redemption or repurchase of the Copper Mountain Shares or reduction of its authorized capital;

(b)

there has been no Material Adverse Change in the financial condition and position of Copper Mountain or any of the Copper Mountain Subsidiaries and no damage, loss, destruction or other change in circumstances materially affecting the business, property or assets of Copper Mountain or any of the Copper Mountain Subsidiaries or their respective right or capacity to carry on business;

(c)

neither Copper Mountain nor any of the Copper Mountain Subsidiaries has engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, to make any expenditure which would materially adversely affect its operations, property, assets or financial condition except any commitments incurred in the course of its normal day-to-day business; and

(d)

neither Copper Mountain nor any of the Copper Mountain Subsidiaries has purchased, leased or acquired or agreed to purchase, lease or acquire, any additional property or assets and has not sold, transferred, disposed, mortgaged, pledged, charged, leased or otherwise encumbered, or agreed to sell, transfer, dispose of, mortgage, pledge, charge, lease or otherwise encumber, any of its property or assets.

4.1.15

Financial Statements

The Copper Mountain Financial Statements are true and correct in every material respect, were prepared in accordance with GAAP and fairly reflect the business, property, assets and financial position of Copper Mountain as at the date thereof and the results of its operations for the period then ended and there are no liabilities of Copper Mountain, contingent or otherwise, not reflected in the Copper Mountain Financial Statements.

4.1.16

No Management Contracts

There are no management contracts or consulting contracts to which Copper Mountain is a party or by which it is bound, no amount is payable or has been agreed to be paid by Copper Mountain to any person as remuneration, pension, bonus, share of profits or other similar benefit. No director, officer or member, or former director, officer or member of Copper Mountain, nor any associate or affiliate of any such person, has any claim of any nature against, or is indebted to Copper Mountain except as described in the Copper Mountain Financial

Statements or the Copper Mountain Disclosure Documents. "

4.1.17

Litigation

There are no Claims pending or, to the knowledge of Copper Mountain, after due inquiry, threatened against or relating to Copper Mountain or any of the Copper Mountain Subsidiaries or against any of their respective businesses, assets or properties, before or by any court, arbitrator, administrative agency or other tribunal or any Governmental Entity, domestic or foreign, which could have a Material Adverse Effect on Copper Mountain or any of the Copper Mountain Subsidiaries. None of Copper Mountain, any of the Copper Mountain Subsidiaries or any of their respective assets is subject to any outstanding order, writ, injunction or decree.

4.1.18

Assets

Copper Mountain and the Copper Mountain Subsidiaries have good and marketable title to all of their respective assets (tangible and intangible, including leasehold interests) including all the assets reflected in the balance sheets forming part of the Copper Mountain Financial Statements, except as indicated in the notes thereto, together with all additions thereto and less all dispositions thereof in the ordinary course of business, in each case subject to no Lien except as is disclosed in the Copper Mountain Financial Statements.

4.1.19

Real Property

None of Copper Mountain or any of the Copper Mountain Subsidiaries is the beneficial or registered owner of or has agreed to acquire any real property or any interest in any real property and none of Copper Mountain or any of the Copper Mountain Subsidiaries is a party to any lease or agreement in the nature of a lease in respect of any real property, whether as lessor or lessee.

4.1.20

Resource Properties

In respect of all material mining and exploration projects in which Copper Mountain or any of the Copper Mountain Subsidiaries have any right, title or interest (collectively, the "Copper Mountain Projects") all contracts and agreements which have been entered into by Copper Mountain or any of the Copper Mountain Subsidiaries are in full force and effect. None of Copper Mountain or any of the Copper Mountain Subsidiaries has waived any of its rights under such contracts nor released any party from its obligations with respect thereto nor is in default under the terms of any of such contracts which waiver, release, default or defaults, individually or in the aggregate, could have a material adverse affect on any of the Copper Mountain Projects or the business of Copper Mountain or of any of the Copper Mountain Subsidiaries. Copper Mountain is not aware of any adverse claim to any of the Copper Mountain Projects or which could adversely affect the operation of any of the Copper Mountain Projects.

4.1.21

Environmental Compliance

Except as has been previously disclosed in writing to CEN:

(a)

Copper Mountain and each of the Copper Mountain Subsidiaries is in substantial compliance with all applicable Environmental Laws;

(b)

Copper Mountain and each of the Copper Mountain Subsidiaries has obtained all Environmental Permits required for the operation of its respective business and each such Environmental Permit is valid, subsisting and in good standing and the holder thereof is not in default or breach thereof;

(c)

no activities or operations of Copper Mountain or any of the Copper Mountain Subsidiaries are or have been subject to any judicial, administrative or other proceedings alleging a material violation of any applicable Environmental Law;

(d)

to the knowledge of Copper Mountain, after due inquiry, no activities or operations of Copper Mountain or any of the Copper Mountain Subsidiaries in respect of real property owned or used by such companies are the subject of federal, provincial, municipal or other governmental or regulatory investigations or written notices requiring remedial action;

(e)

to the knowledge of Copper Mountain, after due inquiry, neither Copper Mountain nor any of the Copper Mountain Subsidiaries has been or is now involved in any operations or activities in violation of any applicable Environmental Law which activities would lead to the imposition of any liability on Copper Mountain or any of the Copper Mountain Subsidiaries which would have a Material Adverse Effect on Copper Mountain or any of the Copper Mountain Subsidiaries.

4.1.22

Restrictions on Business Activities

There is no agreement, judgment, injunction, order or decree binding upon Copper Mountain or any of the Copper Mountain Subsidiaries that has, or could reasonably be expected to have, the effect of prohibiting, restricting or materially impairing any business practice of Copper Mountain or any of the Copper Mountain Subsidiaries, any acquisition of property by Copper Mountain or any of the Copper Mountain Subsidiaries or the conduct of business by Copper Mountain or any of the Copper Mountain Subsidiaries.

4.2

Investigations

No investigations or enquiries by CEN or its advisors shall mitigate, diminish or otherwise affect the representations and warranties of Copper Mountain provided in this Agreement, or the liability of Copper Mountain for any inaccuracy therein or breach thereof.

5.0

COVENANTS OF CEN

5.1

Actions

CEN covenants and agrees with Copper Mountain as follows:

(a)

CEN will take all actions required under its con stating documents and the Company Act to approve the transfer of the issued and outstanding CEN Shares to Copper Mountain as contemplated in this Agreement;

(b)

CEN will, both before and after the Effective Date, execute and do all such further deeds, acts, things and assurances as may be required in the reasonable opinion of Copper Mountain's counsel for more perfectly consummating the transactions contemplated herein;

(c)

CEN will use its best efforts to obtain the requisite approval of the CEN Shareholders to the transactions contemplated in this Agreement;

(d)

no change will occur in the con stating documents of CEN from the date hereof to the Effective Date; and

(e)

CEN will use all reasonable commercial efforts in order to give effect to the Arrangement and, without limiting the generality of the foregoing, CEN will cooperate in applying for and obtaining the orders, consents and approvals specified in paragraphs (i) and (ii) below:

(i)

the Interim Order and the Final Order as provided in Section 2.1; and

(ii)

such other consents, orders or approvals as counsel may advise are necessary or desirable for the implementation of the Arrangement and the transactions contemplated by this Agreement including those referred to in Section 10.0 hereof. .

5.2

Ordinary Course of Business

CEN covenants and agrees that, from the date hereof to the Effective Date, unless Copper Mountain shall otherwise agree in writing or as otherwise expressly contemplated or permitted by this Agreement, CEN will and will cause each of the CEN Subsidiaries to:

(a)

not conduct or transact any business or other activities except in the ordinary course of business;

(b)

not, directly or indirectly, do or permit to occur any of the following:

(i)

issue, sell, pledge, lease, dispose of, encumber or agree to issue, sell, pledge, lease, dispose of or encumber any additional shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares of any class of CEN or any of the CEN Subsidiaries;

(ii)

reorganize, amalgamate or merge CEN or any of. the CEN Subsidiaries with any other person, corporation, partnership or other business organization whatsoever;

(iii)

acquire or agree to acquire (by merger, amalgamation, acquisition of securities or assets or otherwise), any person, corporation, partnership or other business organization or division or any assets;

(iv)

dispose or agree to dispose of any material assets or create or undertake any capital commitment;

(v)

incur or commit to incur any indebtedness for borrowed money or issue any debt securities;

(vi)

agree or commit to guarantee the payment of indebtedness of a third party; or

(vii)

declare, pay or make any dividends or other distributions;

(c)

until the Effective Date to:

(i)

provide Copper Mountain with copies of all material reports prepared by or on behalf of CEN or any of the CEN Subsidiaries in connection with the Project, and allow Copper Mountain to have reasonable access to the material documents and records relating to the Project;

(ii)

notify Copper Mountain in writing of any failure or any reasonably foreseeable failure to maintain the Project in good standing. Copper Mountain shall have the right, but not the obligation, to attempt to prevent, repair or cure any such failure or potential failure, at the cost of CEN; and

(iii)

maintain all licenses or permits which may be necessary or convenient to enable CEN and the CEN Subsidiaries to maintain the Project in good standing and to maintain control over the Project;

(d)

not take any action that would, or may reasonably be expected to, interfere or be inconsistent with the successful completion of the Arrangement or that would, or may reasonably be expected to, render any representation or warranty made by CEN in this Agreement inaccurate or untrue at any time prior to the Effective Date if then made;

(e)

give Copper Mountain:

(i)

prompt oral and written notice of any written demands of a right of dissent, withdrawals of such demands, and any other instruments served pursuant to the Interim Order or otherwise and received by CEN; and

(ii)

the opportunity to participate in all negotiations and proceedings with respect to such rights. Without the prior written consent of Copper Mountain, except as required by applicable Laws, CEN shall not make any payment with respect to any such rights or offer to settle or settle any such rights; and

(f)

not enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this Section 5.2.

5.3

Access to CEN

CEN shall forthwith make available to Copper Mountain and its authorized representatives and, if requested by Copper Mountain, provide a copy to Copper Mountain or its authorized representatives of, all title documents, financial statements, minute books, share certificate books, share registers, accounting records, constating documents and all other documents, information or data relating to CEN and the CEN Subsidiaries which Copper Mountain or its authorized representatives deem necessary or advisable to review in making an examination of CEN, the CEN Subsidiaries and their respective businesses. CEN shall afford Copper Mountain and its authorized representatives every reasonable opportunity to have free and unrestricted access to the records and documents of CEN and the CEN Subsidiaries. At the request of Copper Mountain, CEN and the CEN Subsidiaries shall execute or cause to be executed such consents, authorizations and directions as may be necessary to enable Copper Mountain or its authorized representatives to obtain full access to all files and records relating to CEN or the CEN Subsidiaries or to any of their respective assets maintained by any Governmental Entity. Without limiting the generality of the foregoing, CEN agrees to provide the following:

(a)

a business plan with respect to the Project in form and substance satisfactory to Copper Mountain's counsel and the Exchange, the cost of which will be borne by CEN; and

(b)

certified true copies of all material contracts which remain in effect as of the date of this Agreement or which are to take effect after the date of this Agreement.

5.4

Delivery of Books and Records

At the Effective Date CEN shall deliver to Copper Mountain the corporate seal of CEN and each of the CEN Subsidiaries and all of the books and records of and relating to CEN and each of the CEN Subsidiaries, including minute books, accounting records and all files and correspondence relating to the Project. ,

5.5

Proceedings

Each of Copper Mountain and CEN will vigorously defend or cause to be defended any Claim or other legal proceeding brought against it challenging this Agreement or the completion of the Arrangement. CEN will not settle or compromise any Claim or Claims which, if successful, would exceed $10,000 alone or in the aggregate, brought by the .present, former or purported holders of any of its securities in connection with the transactions contemplated by this Agreement prior to the Effective Date without first consulting and discussing the proposed settlement or compromise fully with Copper Mountain.

5.6

Support of Special Resolution

Subject to the fiduciary obligations of the board of directors of CEN:

(a)

CEN will, through its board of directors, recommend that the CEN Shareholders approve the CEN Special Resolution and will use all reasonable commercial efforts to secure all other necessary approvals; and

(b)

CEN will co-operate with Copper Mountain on the development and execution of a strategy to approach the CEN Shareholders to solicit their votes in favour of the transactions contemplated hereby.

6.0

COVENANTS OF COPPER MOUNTAIN

6.1

Covenants of Copper Mountain

Copper Mountain hereby covenants and agrees with CEN as follows:

(a)

Copper Mountain will forthwith use all reasonable commercial efforts to obtain all necessary approvals of all applicable Governmental Entities to this Agreement;

(b)

Copper Mountain will, both before and after the Effective Date, execute and do all such further deeds, acts, things and assurances as may be required in the reasonable opinion of CEN or its counsel for more perfectly consummating the transactions contemplated herein;

(c)

Copper Mountain will forthwith take steps to convene a general meeting of its shareholders at the earliest opportunity and will use all reasonable commercial efforts to obtain the requisite approval of the Copper Mountain Shareholders to the transactions contemplated in this Agreement;

(d)

Copper Mountain will use all reasonable commercial efforts to obtain the requisite approval of the Copper Mountain Shareholders to the change of the name of Copper Mountain to "China Ventures Inc.", or such other name as may be acceptable to applicable regulatory authorities and will take such other actions as are necessary to change Copper Mountain's name to such name, as soon as reasonably practicable after the Effective Date;

(e)

no change will occur in the con stating documents of Copper Mountain from the date hereof to the Effective Date;

(f)

Copper Mountain will promptly apply for and use all reasonable commercial efforts to obtain all approvals of the Exchange which are required in connection with the consummation of the transactions contemplated in this Agreement and in the Plan of Arrangement, including approval to the listing on the Exchange of all Copper Mountain Shares issuable pursuant to this Agreement;

(g)

Copper Mountain will use all reasonable commercial efforts in order to give effect to the Arrangement and, without limiting the generality of the foregoing, Copper Mountain shall cooperate in applying for and obtaining the orders, consents and approvals specified in paragraphs (i) and (ii) below:

(i)

the Interim Order and the Final Order as provided in Section 2.1; and

(ii)

such other consents, orders or approvals as counsel may advise are necessary or desirable for the implementation of the Arrangement and the transactions contemplated by this Agreement including those referred to in Section 10.0 hereof; and

(h)

Copper Mountain will give CEN prompt oral and written notice of any written demands of a right of dissent, withdrawals of such demands, and any other instruments served pursuant to the Interim Order or otherwise and received by Copper Mountain.

6.2

Further Covenants of Copper Mountain

Copper Mountain further covenants and agrees that, from the date hereof to the Effective Date, unless CEN shall otherwise agree in writing or as otherwise expressly contemplated or permitted by this Agreement or in the Plan of Arrangement, Copper Mountain will and will cause the Copper Mountain Subsidiaries to:

(a)

not conduct or transact any business or other activities except in the ordinary course of business;

(b)

not, directly or indirectly, do or permit to occur any of the following:

(i)

issue, sell, pledge, lease, dispose of, encumber or agree to issue, sell, pledge, lease, dispose of or encumber any additional shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares of any class of Copper Mountain or any of the Copper Mountain Subsidiaries;

(ii)

reorganize, amalgamate or merge Copper Mountain or any of the Copper Mountain Subsidiaries with any other person, corporation, partnership or other business organization whatsoever;

(iii)

acquire or agree to acquire (by merger, amalgamation, acquisition of securities or assets or otherwise), any person, corporation, partnership or other business organization or division or any assets;

(iv)

create or undertake any capital commitment;

(v)

incur or commit to incur any indebtedness for borrowed money or issue any debt securities;

(vi)

agree or commit to guarantee the payment of indebtedness of a third party; or

(vii)

declare, pay or make any dividends or other distributions;

(c)

not take any action that would, or may reasonably be expected to, interfere or be inconsistent with the successful completion of the Arrangement or that would, or may reasonably be expected to, render any representation or warranty made by Copper Mountain in this Agreement inaccurate or untrue at any time prior to the Effective Date if then made;

(d)

not enter into any contract, agreement, commitment or arrangement with ,respect to any of the matters set forth in this Section 6.2, provided that nothing herein shall require Copper Mountain or any of the Copper Mountain Subsidiaries, directly or indirectly, to make any payment or incur any obligation to secure any such order, consent or approval which it considers to be inappropriate or unadvisable in the circumstances, other than payment of routine administrative costs.

6.3

Support of Special Resolution

Subject to the fiduciary obligations of the board of directors of Copper Mountain:

(a)

Copper Mountain will, through its board of directors, recommend that the Copper Mountain Shareholders approve the Copper Mountain Special Resolution and will use all reasonable commercial efforts to secure all other necessary approvals; and

(b)

Copper Mountain will co-operate with CEN on the development and execution of a strategy to approach the Copper Mountain Shareholders to solicit their votes in favour of the transactions contemplated hereby.

7.0

COVENANTS OF CEN AND COPPER MOUNTAIN

7.1

Notification of Certain Matters

Each of Copper Mountain and CEN will give prompt notice to the other of:

(a)

any failure of that party, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; and

(b)

any press release or material change report of that party and provide: a copy thereof to the other party, provided, however, that the delivery of any notice pursuant to this Section 7.1 will not limit or otherwise affect the remedies available hereunder to the party receiving that notice.

7.2

Co-operation

7.2.1

Each of Copper Mountain and CEN will use all reasonable commercial efforts to satisfy each of the conditions precedent to be satisfied by it and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under applicable Law, including Securities Legislation, to permit the completion of the Arrangement in accordance with the provisions of this Agreement and to consummate and make effective all other transactions contemplated in this Agreement and to co-operate with each other in connection with the foregoing, including:

(a)

agreeing to those changes, modifications, amendments, additions or deletions to the Arrangement as either party may reasonably require, provided any change, modification, amendment, addition or deletion would not, in the reasonable judgment of the other party, have an adverse effect on that party or its shareholders;

(b)

using all reasonable commercial efforts in connection with the preparation of documentation for submission to any Governmental Entity and the Copper Mountain Shareholders and will keep each other informed of any requests or comments made by a Governmental Entity in connection with that documentation;

(c)

using all reasonable commercial efforts to obtain all necessary consents, approvals (including shareholder approvals), authorizations, waivers and orders of any Governmental Entity, stock exchange authorities and third parties as are required to be obtained by it under any Law;

(d)

using all reasonable commercial efforts to lift or rescind any injunction or restraining order or other order which may be entered against it, which injunctions or orders would prevent that party from completing the transactions contemplated hereby; and

(e)

using all reasonable commercial efforts to obtain the Interim Order and the Final Order as provided in Section 2.1 hereof.

7.2.2

Without limiting the generality of the foregoing, each of Copper Mountain and CEN will keep the other apprised of the steps taken or to be taken by that party to effect the foregoing matters and, where appropriate, provide the other party with the opportunity to comment on documents, in draft form, which are necessary in connection with those matters,

7.3

Outstanding Stock Options

Each of the then outstanding options to purchase CEN Shares (collectively, the "CEN Options") will, as of1he Effective Date be exchanged for an option to purchase that number of Copper Mountain Shares determined by multiplying the number of CEN Shares subject to such CEN Option at the Effective Time by 3.84, at an exercise price per Copper Mountain Share equal to the exercise price per CEN Share of such CEN Option immediately prior to the Effective Date, divided by 3.84 subject to a minimum exercise price of $0.15 per Copper Mountain Share. If the foregoing calculation results in an exchanged CEN Option being exercisable for a fraction of a Copper Mountain Share, then the number of Copper Mountain Shares subject to such option will be rounded down to the nearest whole number of shares, and the total exercise price for the option will be reduced by the exercise price of the fractional share.  All options to purchase Copper Mountain Shares will be issued pursuant to Copper Mountain's stock option plan, The term, exercisability, vesting schedule and all other terms and conditions of the CEN Options will otherwise be unchanged by the provisions of this Section 7.3 and shall operate in accordance with their terms and the terms of Copper Mountain's stock option plan.  Copper Mountain agrees to take such other steps as are necessary and advisable to validly grant options to purchase Copper Mountain Shares to all holders of CEN Options as of the Effective Date to reflect the foregoing.

7.4

Covenant Regarding Representations and Warranties

Each of Copper Mountain and CEN covenants that it will use its reasonable commercial efforts to ensure that the representations and warranties given by it and contained in Section 4.0 and Section 3.0, respectively, are true and correct on and as at the Effective Date.

7.5

Closing Matters

Each of Copper Mountain and CEN will deliver, at the closing of the transactions contemplated hereby, any customary certificates (including "bring-down” certificates), resolutions, opinions and other closing documents as may be required by the other of them, acting reasonably. The closing of the Arrangement and the transactions contemplated thereby will take place at 11:00 a.m. on the Effective Date at the offices of Fraser Milner, 1500 -1040 West Georgia Street, Vancouver, British Columbia, V6E 4H8.

8.0

REMEDIES

8.1

Availability of Equitable Remedies

Each of Copper Mountain and CEN acknowledges that the other of them will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants and agreements of it that are contained in this Agreement. In addition to any other remedies that may be available to a party upon the breach by the other party of those covenants and agreements, the first party will have the right to seek injunctive relief to restrain any breach or threatened breach of those covenants or agreements or otherwise to obtain specific performance of any of those covenants or agreements.

9.0

CONDITIONS

9.1

Mutual Conditions Precedent

The respective obligations of each of Copper Mountain and CEN to complete the transactions contemplated hereby and to file with the Registrar a certified copy of the Final Order to give effect to the Arrangement will be subject to the fulfillment, or mutual waiver in writing by each of Copper Mountain and CEN, of each of the following conditions:

(a)

on or before August 31,2000:

(i)

all orders and exemptions contemplated under Section 2.0 hereof shall have been obtained on terms satisfactory to each of Copper Mountain and CEN, acting reasonably; and

(ii)

the form and content of the Circular shall have been settled between Copper Mountain and CEN, acting reasonably and in good faith;

(b)

the Interim Order will have been obtained by June 30, 2000 and the Final Order will have been obtained by August 15, 2000, in each case in form and substance satisfactory to Copper Mountain and CEN, acting reasonably;

(c)

on or before the Effective Date:

(i)

the CEN Shareholders and the Copper Mountain Shareholders will have approved the Special Resolutions in accordance with the requirements of the Company Act and the Interim Order;

(ii)

all regulatory approvals which are required in connection with the consummation of the transactions contemplated in this Agreement and in the Plan of Arrangement shall have been obtained;

(iii)

the Copper Mountain Shares to be issued pursuant to the Arrangement (including Copper Mountain Shares issuable upon exercise of the Warrants and the CEN Options) will have been accepted for listing on the Exchange, subject only to the filing of such documents as may be required by the Exchange; and

(iv)

no legal impediment will exist, whether arising under any Law or by actions of a court, nor will any proceedings be pending before a court other than an appeal of the Final Order) that will have the consequence (or would, if successful, have the consequence) of preventing the Arrangement;

(d)

this Agreement will not have been terminated pursuant to Section 10.0.

9.2

Additional Conditions Precedent to the Obligations of CEN

The obligations of CEN to complete the transactions contemplated hereby will also be subject to the fulfillment, or waiver by CEN, of each of the following additional conditions on or before the Effective Date:

(a)

Copper Mountain will have performed each covenant or obligation to be performed by it hereunder or under agreements contemplated hereby in favour of CEN on or prior to the Effective Date, unless the failure, in the reasonable judgment of CEN, to perform that covenant or obligation would not materially impede the completion of the Arrangement or the other transactions contemplated in this Agreement;

(b)

there will have been validly declared, deposited or delivered to Copper Mountain and not withdrawn notices of dissent with respect to the Arrangement from holders of not more than 5% of the issued and outstanding Copper Mountain Shares as evidenced by a certificate of a senior officer of Copper Mountain addressed to CEN;

(c)

the representations and warranties of Copper Mountain set out in this Agreement will, in the reasonable judgment of CEN, be true and correct on and as ,of the Effective Date as if made on and as of that date, except as affected by transactions contemplated or permitted by this Agreement, and except for any failures or breaches of representations and warranties which wo1JJ.d not have a Material Adverse Effect on Copper Mountain or any of the Copper Mountain Subsidiaries or materially impede the completion of the Arrangement or the other transactions contemplated in this Agreement;

(d)

from the date hereof up to and including the Effective Date, there will have occurred no Material Adverse Change with respect to Copper Mountain or any of the Copper Mountain Subsidiaries nor will any change of Law have occurred which, in the reasonable judgment of CEN, has or will have a Material Adverse Effect on Copper Mountain or any of the Copper Mountain Subsidiaries;

(e)

all consents, approvals, authorizations, waivers and orders required or necessary or desirable for the completion of the transactions contemplated herein shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

(f)

no act, action, suit or proceeding shall have been taken before or by any Governmental Entity or by any elected or appointed public official or private person, in Canada or elsewhere, whether or not having the force of Law, and no Law shall have been proposed, enacted, promulgated or applied:

(i)

the effect of which would be to cease trade, enjoin, prohibit or impose material limitations or conditions on the Arrangement or the transactions contemplated thereby or on the rights of the CEN Shareholders to own and exercise full rights to ownership over the Copper Mountain Shares to be issued to them pursuant to the Arrangement; or

(ii)

which has resulted in or, if the Arrangement was completed, would result in a Material Adverse Change with respect to Copper Mountain or any of the Copper Mountain Subsidiaries, provided that in the judgment of CEN, acting reasonably, there is a reasonable risk that the circumstances referred to above would result in the occurrence of any of the consequences referred to in (i) or (ii) above.

9.3

Additional Conditions Precedent to the Obligations of Copper Mountain

The obligations of Copper Mountain to complete the transactions contemplated hereby will also be subject to the fulfillment, or waiver by Copper Mountain, of each of the following additional conditions on or before the Effective Date:

(a)

CEN will have performed each covenant or obligation to be performed by it hereunder or under the agreements contemplated hereby in favour of Copper Mountain on or prior to the Effective Date, unless the failure, in the reasonable judgment of Copper Mountain, to perform that covenant or obligation would not have a Material Adverse Effect on CEN or any of the CEN Subsidiaries or materially impede the completion of the Arrangement or the other transactions contemplated in this Agreement;

(b)

there will have been validly declared, deposited or delivered to CEN and not withdrawn notices of dissent with respect to the Arrangement from holders of not more than 5% of the issued and outstanding CEN Shares as evidenced by a certificate of a senior officer of CEN addressed to Copper Mountain;

(c)

the representations and warranties of CEN set out in this Agreement will, in the reasonable judgment of Copper Mountain, be true and correct on and as of the Effective Date as if made on and as of that date, except as affected by transactions contemplated or permitted by this Agreement, and except for any failures or breaches of representations and warranties which would not have a Material Adverse Effect on CEN or any of the CEN Subsidiaries or materially impede the completion of the Arrangement or the other transactions contemplated in this Agreement;

(d)

from the date hereof up to and including the Effective Date, there will have occurred no Material Adverse Change with respect to CEN or any of the CEN Subsidiaries nor will any change of Law have occurred which, in the reasonable judgment of Copper Mountain, has or will have a Material Adverse Effect on CEN or any of the CEN Subsidiaries;

(e)

all consents, approvals, authorizations, waivers and orders required or necessary or desirable for the completion of the transactions contemplated herein shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances (including consents to a change of control of CEN or any of the CEN Subsidiaries under contractual obligations of CEN or any of the CEN Subsidiaries), in each case on terms satisfactory and acceptable to Copper Mountain;

(f)

no act, action, suit or proceeding shall have been taken before or by any Governmental Entity or by any elected or appointed public official or private person, in Canada or elsewhere, whether or not having the force of Law, and no Law shall have been proposed, enacted, promulgated or applied:

(i)

to cease trade, enjoin, prohibit or impose material limitations or conditions on the Arrangement or the transactions contemplated thereby or the rights of Copper Mountain to own or exercise full rights of ownership of the CEN Shares; or

(ii)

which has resulted in, or if the Arrangement was completed, would result in a Material Adverse Change with respect to CEN or any of the CEN Subsidiaries, provided that, in the judgment of Copper Mountain, acting reasonably, there is a reasonable risk that the circumstances referred to above would result in the occurrence of any of the consequences referred to in (i) or (ii) above.

9.4

Notice and Cure Provisions

Each party hereto will give prompt notice to the other party of the existence, occurrence, or failure to occur, at any time from the date hereof to the Effective Date, of any change, event, condition, occurrence or state of facts which would, or would be likely to:

(a)

cause any of the representations or warranties of that party contained herein to be untrue or inaccurate in any material respect on the date hereof or at the Effective Date; or

(b)

result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by that party prior to the Effective Date; provided, however, that no notification will affect the representations and warranties of the parties or the conditions to the obligations of the parties or otherwise affect the remedies available hereunder to the party receiving the notice.

9.5

Merger of Conditions

Without limitation to the remedies of the parties hereto, the conditions set out in Sections 9.1, 9.2 and 9.3 above will be conclusively deemed to have been satisfied, waived or released upon the filing by Copper Mountain or CEN, as applicable, of documents necessary to effect the Arrangement, as contemplated by this Agreement, and the acceptance by the Registrar of a certified copy of the Final Order under the Company Act.

10.0

TERMINATION

10.1

Termination

Notwithstanding that this Agreement has been adopted by each of Copper Mountain and CEN, this Agreement may be terminated and abandoned at any time on or before the Effective Date:

(a)

by agreement in writing executed by Copper Mountain and CEN;

(b)

by either Copper Mountain or CEN if the Effective Date has not occurred by the Termination Date;

(c)

by CEN on notice to Copper Mountain if any of the conditions contained in Sections 9.1 or 9.2 above or by Copper Mountain on notice to CEN if any of the conditions contained in Sections 9.1 or 9.3 above will not be fulfilled or performed on or before the Termination Date, and, in that event, subject to Section 10.2, Copper Mountain and CEN will be released from all obligations hereunder and all rights of specific performance by Copper Mountain and CEN will terminate provided that any of those conditions may be waived in whole or in part by CEN or Copper Mountain without prejudice to its rights of rescission .in the event of the non-fulfillment or non-performance of any other condition; and

(d)

by Copper Mountain if the board of directors of CEN shall not have recommended the Arrangement to the CEN Shareholders, or have adversely modified or withdrawn its recommendation of the Arrangement to the CEN Shareholders.

10.2

Effect of Termination

In the event of any termination of this Agreement, the provisions hereof will forthwith become void, and no party hereto will have any liability or further obligation to the other party except that nothing herein will prejudice any party from seeking damages from any other party for any wilful and material breach of that other party's obligations to perform its covenants under this Agreement. Notwithstanding the foregoing, the obligations set out in Section 11.0 and Section 12.1 below will survive any termination of this Agreement.

11.0

FEES. EXPENSES AND OTHER AMOUNTS PAYABLE

11.1

Fees and Expenses

Each of Copper Mountain and CEN will be responsible for and bear all of its own fees, costs and expenses (including the fees and disbursements of counsel, financial advisors and accountants, and expenses of its advisors, agents and other representatives) incurred at any time in connection with pursuing or consummating the proposed transactions, whether or not the Arrangement is consummated.

12.0

GENERAL PROVISIONS

12.1

Public Announcements

No press release or other public announcement concerning the proposed transactions contemplated by this Agreement will be made by CEN or Copper Mountain without the prior consent of the other of them (which consent is not to be unreasonably withheld); provided, however, that Copper Mountain may, without that consent, make any disclosure about itself and its rights and obligations as may be required by the Exchange or by any Securities Legislation or any Governmental Entity having jurisdiction over Copper Mountain or any of its affiliates, and if any disclosure is required, Copper Mountain will use reasonable commercial efforts to give prior oral or written notice to CEN and, if prior notice is not possible, to give the notice immediately following the making of that disclosure.

12.2

Survival of Representations and Warranties

The representations and warranties of each of Copper Mountain and CEN contained in Section 3.0 and Section 4.0, respectively, will survive the execution and delivery of this Agreement and will terminate on the earlier of the termination of this Agreement in accordance with its terms and immediately upon the acceptance of the Registrar of a certified copy of the Final Order giving effect to the Arrangement.

12.3

Mutual Understanding Regarding Amendments

This Agreement may not be amended except by an instrument signed by each of Copper Mountain and CEN.

12.4

Notices

All notices, requests, demands and other communications hereunder will be deemed to have been duly given and made, if in writing and if served by personal delivery upon the party for whom it is intended or delivered, or if sent by telecopier, upon receipt of confirmation that the transmission has been received, to the person at the address set forth below, or any other address as may be designated in writing hereafter, in the same manner, by that person:

(a)

if to Copper Mountain:

Copper Mountain Mines Ltd.

c/o Fraser Milner

Barristers and Solicitors

1500 -1040 West Georgia Street

Vancouver, British Columbia

V6E 4H8

Attention:  Mr. Jeff Read

Facsimile:  (604) 683-5214

(b)

if to CEN:

CEN China Education Network Ltd.

Suite 910, 925 West Georgia Street

Vancouver, British Columbia

V6C 3L2

Attention:  Ron Shon, President

Facsimile:  683- 7449

12.5

Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated and the parties hereto will negotiate in good faith to modify the Agreement to preserve each party's anticipated benefits under the Agreement.

12.6

Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the terms of the Arrangement. There are no warranties, representations or agreements between the parties in connection with such subject matter except as specifically set forth or referred to in this Agreement.

12.7

Governing Law

This Agreement will be governed in all respects, including validity, interpretation and effect, by the laws of the province of British Columbia and the laws of Canada applicable therein, without giving effect to the principles of conflict of laws thereof.

12.8

Binding Effect

This Agreement and the Arrangement will be binding upon and will enure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

12.9

Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be original and all of which taken together will be deemed to .constitute one and the same instrument.

12.10

Time of Essence

Time is of the essence of this Agreement.

12.11

Further Assurances

Copper Mountain and CEN hereby agree that each will promptly furnish to the other any further documents and take or cause to be taken any further actions as may reasonably be required in order to give effect to this Agreement and the Arrangement. The parties, hereto each agree to execute and deliver any instruments and documents as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

12.12

Waiver

Subject to any requirements imposed by Law or by the Court, this Agreement may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by Copper Mountain and CEN. No waiver of any nature, in any or more instances, will be deemed or construed as a further or continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Arrangement Agreement this 23rd day of May, 2000.

COPPER MOUNTAIN MINES LTD.

By:  ____________________________

Authorized Signatory

CEN CHINA EDUCATION NETWORK LTD.

By:  ____________________________

Authorized Signatory

__________________________________________________________________________________________

SCHEDULE A

PLAN OF ARRANGEMENT UNDER SECTION 252

OF THE COMPANY ACT (BRITISH COLUMBIA)

1.0

INTERPRETATION

1.1

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the respective meanings set forth below:

(a)

"Act" means the Company Act (British Columbia), R.S.B.C. 1996, c.62, as amended, including all regulations made thereunder;

(b)

"Affiliate" has the meaning attributed to that term in the Act;

(c)

"Arrangement" means an arrangement under the provisions of Section 252 of the Act, on the terms and conditions set forth in this Plan of Arrangement and any amendment, variation or supplement thereto made in accordance with Section 6.1;

(d)

"Business Day" means a day which is not a Saturday, Sunday or a day when commercial banks are not open for business in Vancouver, British Columbia;

(e)

"CEN" means CEN China Education Network Ltd., a company incorporated under the laws of the Province of British Columbia;

(f)

"CEN Shareholders" means the holders of CEN Shares;

(g)

"CEN Shares" means the common shares in the capital of CEN;

(h)

"Circular" means the information circular of Copper Mountain sent to the shareholders of Copper Mountain in connection with the Meeting;

(i)

"Combination Agreement" means the agreement dated as of May 23, 2000 between Copper Mountain and CEN to which this Plan of Arrangement is attached as Schedule A, as the same may be supplemented or amended from time to time;

(j)

"Copper Mountain" means Copper Mountain Mines Ltd., a company amalgamated pursuant to the laws of the Province of British Columbia;

(k)

"Copper Mountain Shareholders" means the holders of Copper Mountain Shares;

(l)

"Copper Mountain Shares" means the Common shares in the capital of Copper Mountain;

(m)

"Court" means the Supreme Court of British Columbia;

(n)

"Depository" means Montreal Trust Company of Canada or such other institution as Copper Mountain may select;

(o)

"Effective Date" means the date upon which a certified copy of the Final Order is accepted for filing under Section 252 of the Act by the Registrar;

(p)

"Effective Time" means 2:00 p.m. (Vancouver, British Columbia time) on the Effective Date;

(q)

"Final Order" means an order of the Court approving the Arrangement;

(r)

“Interim Order" means an order of the Court providing for, amongst other things, the calling and holding of the Meetings, as such order may be amended, supplemented or varied by the Court;

(s)

"Meeting" means the extraordinary general meeting of Copper Mountain Shareholders to be held for, amongst other purposes, the purpose of considering and, if deemed advisable, approving the Arrangement and the transactions contemplated thereby by way of special resolution;

(t)

"Notice of Dissent" means a notice given in respect of the dissent right of registered holders of CEN Shares or Copper Mountain Shares as contemplated in the Interim Order and as described in Section 3.0;

(u)

"Plan of Arrangement", "hereof”, "herein", "hereunder" and similar expressions means this plan of arrangement, including the appendices hereto, and any amendments, variations or supplements hereto made in accordance with the terms hereof, the Combination Agreement or made at the direction of the Court in the Final Order;

(v)

"Purchased Shares" means all of the issued and outstanding CEN Shares acquired by Copper Mountain as contemplated pursuant to: this Plan of Arrangement;

(w)

"Registrar" has the meaning attributed to that term under the Act; and:

(x)

"Warrants" means the common share purchase warrants of Copper Mountain having the terms and characteristics set forth in Section 2.2 to this Plan of Arrangement.

1.2

Number. Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa, words importing gender will include all genders, and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental board, agency or instrumentality thereof).

1.3

Interpretation Not Affected by Headings

The headings contained in this Plan of Arrangement are for reference purposes only and will not affect in any way the meaning or interpretation of this Plan of Arrangement.  References to sections refer to sections of this Plan of Arrangement unless otherwise stated.

1.4

Date of Any Action

If the date on which any action is required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on the next succeeding day which is a Business Day in that place.

1.5

Time

Time shall be of the essence in every matter or action contemplated hereunder.  All times expressed herein or in the Letter of Transmittal are local time (Vancouver, British Columbia) unless otherwise stipulated herein or therein.

1.6

Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

2.0

ARRANGEMENT

2.1

Arrangement

As at the Effective Time, each of the events described in this section 2.0 shall occur and shall be deemed to occur in the sequence and at the times set out therein without further authorization or any further act or formality.

2.2

Issue of Warrants

2.2.1

At the Effective Time each registered holder of Copper Mountain Shares (other than CEN Shareholders receiving Copper Mountain Shares pursuant to this Plan of Arrangement) shall receive one-fifth of one Warrant for each Copper Mountain Share held as of the Effective Time.

2.2.2

Each Warrant shall entitle the holder thereof, subject to adjustment, to purchase one Copper Mountain Share at any time prior to the date of termination of such Warrants at a price of $0.40 per share. The Warrants shall terminate as to one-third on the date six months from the Effective Date, as to a further one-third on the date 12 months from the Effective Date and as to the remaining one-third on the date 18 months from the Effective Date. The Warrants shall be in the form attached hereto as Exhibit I with such changes thereto as may be required by Copper Mountain, acting reasonably.

2.3

Exchange of CEN Shares

2.3.1

At the Effective Time, without any further act or formality, each of the CEN Shares, other than CEN Shares held by registered holders who have exercised dissent rights as contemplated in Section 3.1 hereof and who are ultimately entitled to be paid fair value for their CEN Shares, shall be and shall be deemed to be transferred to Copper Mountain in exchange for 3.84 Copper Mountain Shares.

2.3.2

With respect to each CEN Share transferred in accordance with Section 2.3.1:

(a)

the registered holder thereof shall cease to be the registered holder of such share and the name of the registered holder thereof shall be removed from the register of members of CEN, as of the Effective Time;

(b)

the certificate representing such share shall be deemed to have been cancelled as of the Effective Time;

(c)

the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer such share in accordance with this Section 2.3; and

(d)

Copper Mountain shall be and shall be deemed to be the transferee of such share and Copper Mountain shall be entered in the register of members of CEN as the registered holder of such share.

3.0

RIGHTS OF DISSENT

3.1

CEN Shareholders

3.1.1

A registered holder of CEN Shares may exercise rights of dissent conferred by the Interim Order in connection with the Arrangement in the manner set out in Section 207 of the Act, as modified by the Interim Order, provided the Notice of Dissent is given to CEN by no later than close of business (Vancouver, British Columbia time) on the date which is two Business Days prior to the date of the Meeting. Without limiting the generality of the foregoing, registered holders of CEN Shares who duly exercise such right of dissent and who are ultimately entitled to be paid fair value for their CEN Shares by CEN shall have their CEN Shares in respect of which the Notice of Dissent was given cancelled as of the Effective Date. In no case shall CEN or Copper Mountain be required to recognize such registered holders as CEN Shareholders at and after the Effective Date, and the names of such registered holders shall be deleted from CEN's register of members on the Effective Date.

3.1.2

In the event a registered holder of CEN Shares gives a Notice of Dissent but is not entitled, for any reason, to be paid the fair value of the CEN Shares in respect of which the Notice of Dissent was given as contemplated in Section 207 of the Act and the Interim Order, such registered holder shall be deemed to have participated in the Arrangement on the same basis as each non-dissenting CEN Shareholder.

3.2

Copper Mountain Shareholders

3.2.1

A registered holder of Copper Mountain Shares may exercise rights of dissent conferred by the Interim Order in connection with the Arrangement in the manner set out in Section 207 of the Act, as modified by the Interim Order, provided the Notice of Dissent is given to Copper Mountain by no later than close of business (Vancouver, British Columbia time) on the date which is two Business Days prior to the date of the Meeting. Without limiting the generality of the foregoing, registered holders of Copper Mountain Shares who duly exercise such right of dissent and who are ultimately entitled to be paid fair value for their Copper Mountain Shares by Copper Mountain shall have their Copper Mountain Shares in respect of which the Notice of Dissent was given cancelled as of the Effective Date. In no case shall Copper Mountain be required to recognize such registered holders as Copper Mountain Shareholders at and after the Effective Date, and the names of such registered holders shall be deleted from Copper Mountain's register of members on the Effective Date.

3.2.2

In the event a registered holder of Copper Mountain Shares gives a Notice of Dissent but is not entitled, for any reason, to be paid the fair value of the Copper Mountain Shares in respect of which the Notice of Dissent was given as contemplated in Section 207 of the Act and the Interim Order, such registered holder shall be deemed to have participated. in the Arrangement on the same basis as each non-dissenting Copper Mountain Shareholder.

4.0

SHARE CERTIFICATES

4.1

Copper Mountain Shares

4.1.1

Where a registered holder of CEN Shares has elected or is deemed to have elected in accordance with Section 3.1.2 to receive Copper Mountain Shares for such registered holder's CEN Shares, Copper Mountain shall, as soon as practicable following the Effective Date, cause the Depository to forward or cause to be forwarded by first class mail (postage prepaid) to the registered holder at the address of such registered holder as shown on the share register maintained by CEN certificates representing the number of Copper Mountain Shares to which such registered holder is entitled pursuant to Section 2.1. Copper Mountain shall have provided the Depository with sufficient certificates representing Copper Mountain Shares for this purpose.

4.1.2

Registered holders of CEN Shares who have elected or are deemed to have elected in accordance with Section 3.2 to receive Copper Mountain Shares shall be deemed to be the registered holder for all purposes as of the Effective Time of the number of Copper Mountain Shares to which they are entitled. All dividends paid or other distributions made on or after the Effective Date on or in respect of any Copper Mountain Shares which a registered holder is entitled to receive pursuant to this Plan of Arrangement, but for which a certificate has not yet been delivered to such registered holder in accordance with Section 4.1.1, shall be paid or made to such registered holder when such certificate is delivered to such registered holder in accordance with Section 4.1.1.

4.1.3

Subject to Section 3.0, after the Effective Date, any certificate formerly representing CEN Shares shall represent only the right to receive Copper Mountain Shares in accordance with this Plan of Arrangement and any dividends or other distributions to which the holder thereof is entitled under Section 4.1.2, and any such certificate formerly representing CEN Shares not duly surrendered on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature, including a claim for dividends or other distributions under Section 4.1.2, against Copper Mountain or CEN by a former registered holder of CEN Shares. On such date, all Copper Mountain Shares to which the former holder of such certificates was entitled shall be deemed to have been surrendered to Copper Mountain.

4.2

Fractional Shares

No fractional shares will be issued by Copper Mountain and no payment in lieu thereof will be made.

4.3

Illegality of Delivery of Copper Mountain Shares

Notwithstanding the foregoing, if it appears to Copper Mountain that it would be contrary to applicable law to issue Copper Mountain Shares pursuant to the Arrangement to a person that is not a resident of Canada, the Copper Mountain Shares that otherwise would be issued to that person will be issued and delivered to the Depository for sale of the Copper Mountain Shares by the Depository on behalf of that person. The Copper Mountain Shares delivered to the Depository will be pooled and sold as soon as practicable after the Effective Date, on such dates and at such prices as the Depository determines in its sole discretion. The Depository shall not be obligated to seek or obtain a minimum price for any of the Copper Mountain Shares sold by it. Each such person will receive a pro rata share of the cash proceeds from the sale of the Copper Mountain Shares sold by the Depository (less commissions, other reasonable expenses incurred in connection with the sale of the Copper Mountain Shares and any amount withheld in respect of Canadian taxes) in lieu of the Copper Mountain Shares. The net proceeds will be remitted in the same manner as set forth in this Section 4.0. None of CEN, Copper Mountain or the Depository will be liable for any loss arising out of any such sales.

5.0

WARRANT CERTIFICATES

5.1

Warrants

Copper Mountain shall, as soon as practicable following the Effective Date, cause the Depository to forward or cause to be forwarded by first class mail (postage prepaid) to each registered holder of Copper Mountain Shares at the address of such registered holder as shown on the share register maintained by the Depository, certificates representing the number of Warrants to which such registered holder is entitled pursuant to Section 2.2. Copper Mountain shall have provided the Depository with sufficient certificates representing Warrants for this purpose.

5.2

Fractional Shares

No Warrants will be issued by Copper Mountain representing the right to acquire fractional shares and no payment in lieu thereof will be made.

5.3

Illegality of Delivery of Warrants

Notwithstanding the foregoing, it if appears to Copper Mountain that it would be contrary to applicable law to issue Warrants pursuant to the Arrangement to a person that is not a resident of Canada, the Warrants that otherwise would be issued to that person will not be issued.

6.0

AMENDMENT

6.1

Plan of Arrangement Amendment

6.1.1

CEN and Copper Mountain reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that any amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Meeting, approved by the Court and communicated to the respective shareholders of CEN and Copper Mountain in the manner required by the Court (if so required).

6.1.2

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by CEN or Copper Mountain at any time prior to or at the Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meeting, will become part of this Plan of Arrangement for all purposes.

6.1.3

Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the Meeting will be effective only if it is consented to by CEN and Copper Mountain.

6.1.4

Notwithstanding the foregoing provisions of this Section 6.1, no amendment, modification or supplement this Plan of Arrangement may be made prior to the Effective Date except in accordance with the terms of the Combination Agreement.

__________________________________________________________________________________________

EXHIBIT I

FORM OF WARRANT CERTIFICATE

THIS WARRANT CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SECURITIES DERIVED THEREFROM ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRANSFERRED WITHOUT THE PRIOR CONSENT OF THE CANADIAN VENTURE EXCHANGE UNTIL, 2000.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE

AFTER 4:30 P.M. (VANCOUVER TIME) ON, 2002.

THESE WARRANTS ARE NON-TRANSFERABLE EXCEPT AS SPECIFIED HEREIN

COPPER MOUNTAIN MINES LTD.

(Incorporated under the laws of British Columbia)

Certificate No.

   Warrant to Purchase

         Common Shares

WARRANTS FOR PURCHASE OF COMMON SHARES

THIS IS TO CERTIFY THAT, for value received, ____________________ of___________________ (the "holder") is entitled to subscribe for and purchase one fully paid and non-assessable Common share without par value ("Common Shares") in the capital of COPPER MOUNTAIN MINES LTD. (the "Company") for each one Common share purchase warrant ("Warrant") represented hereby at any time prior to the date of termination (as provided in the immediately following sentence) for the price of $0.40 of lawful money of Canada per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The Warrants represented by this certificate shall terminate and be of no further force and effect as to one-third on the date six months from the date hereof, as to a further one-third on the date twelve months from the date hereof, and as to the remaining third on the date eighteen months from the date hereof.

The Warrants granted by this Warrant Certificate may be exercised by the holder, in whole or in part (but not as to a fractional Common Share), by surrender of this Warrant Certificate (properly endorsed if required) at the offices of the Company's registrar and transfer agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia V8C 3B9 (the "Transfer Agent") accompanied by a certified cheque, in Canadian funds, payable to or to the order of the Company in payment of the purchase price of the number of Common Shares for which Warrants are then exercised.

In the event of any exercise of the Warrants, certificates ("Share Certificates") for the Common Shares so purchased shall be delivered to the holder within a reasonable time, not exceeding ten days after the rights represented by this Warrant Certificate shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate granting the right to acquire that number of Common Shares, if any, with respect to which the Warrants shall not then have been exercised shall also be issued to the holder within such time.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the Warrants will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Company further covenants and agrees that during the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the Warrants represented by this Warrant Certificate.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT CERTIFICATE:

1.

Upon the occurrence of one or more events involving the capital reorganization, reclassification, subdivision or consolidation of the share capital of the Company, or the merger, amalgamation or other corporate combination of the Company with one or more other entities, or of any other events in which new securities of any nature are delivered in exchange for the issued Common Shares and such issued Common Shares are cancelled ("Fundamental Changes"), then at the time of any exercise of the Warrants taking place after such Fundamental Changes, and in lieu of issuing the Common Shares which, but for such Fundamental Changes and this provision, would have been issued upon such exercise, the Company or its successor shall issue instead such number of new securities as would have been delivered as a result of the Fundamental Change in exchange for those Common Shares which the holder would have been entitled to receive upon such exercise if such exercise had occurred prior to the occurrence of the Fundamental Change.

The Company shall not effect any of the foregoing listed Fundamental Changes which result in the succession of the Company unless prior to or simultaneously with the consummation thereof the entity succeeding the Company acknowledges in writing that it is bound by and will comply with this provision.

2.

In case at any time:

(a)

the Company shall pay any dividend payable in shares upon its Common Shares or make any distribution to the holders of its Common Shares;

(b)

the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class of the Company or other rights;

(c)

there shall be any capital reorganization, or reclassification of the share capital of the Company, or consolidation or merger or amalgamation of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(d)

there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

 then, and in anyone or more of such cases, the Company shall give to the holder, at least twenty days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or pro rata offer, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, or "amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, at least twenty days prior written notice of the date when the same shall take place.  Such notice shall also specify, in the case of any such dividend, distribution or pro rata offer, the date on which the holders of Common Shares shall be entitled thereto, and each such notice shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding up, as the case may be. Each such notice shall be given by first class registered mail, registered postage prepaid, addressed to the holder at the address of the holder as shown on the books of the Company.

3.

The Company will reserve and there will remain unissued out of its authorized share capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto.

4.

The Warrants shall not entitle the holder to any rights as a shareholder of the Company, including, without limitation, voting rights.

5

 The Warrants and all rights hereunder are not transferable and are not assignable.

6.

This Warrant Certificate is exchangeable, upon the surrender hereof by the holder at the Transfer Agent, for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrant Certificates to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the holder at the time of such surrender.

The securities represented by this Warrant Certificate are subject to a hold period and may not be traded without the prior consent of the Canadian Venture Exchange prior to 4:30 p.m. (Vancouver time) on, 2000. If this Warrant is exercised prior to 4:30 p.m. (Vancouver time) on ., 2000, the certificates issued in respect of such shares will bear the following legend:

"Without prior written approval of the Canadian Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Canadian Venture Exchange or otherwise in Canada or to of for the benefit of a Canadian resident until, 2000"

IN WITNESS WHEREOF COPPER MOUNTAIN MINES LTD. has caused this Warrant Certificate to be signed by its duly authorized officer under its corporate seal, and this Warrant Certificate to be dated, 2000.

       COPPER MOUNTAIN MINES LTD.

       Per:  ____________________________

   Authorized Signatory

SUBSCRIPTION FORM

(ONE WARRANT IS REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

Montreal Trust Company of Canada

510 Burrard Street

Vancouver, British Columbia

V8C 3B9

The undersigned, being the holder of the within share purchase warrant, hereby subscribes for __________________ Common shares without par value of Copper Mountain Mines Ltd. and herewith makes payment of the purchase price in full for the said number of shares.

The undersigned hereby directs that the Common shares subscribed for be issued and delivered as follows:

Name(s)

Addresses

Number of Common shares

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

DATED this _____day of _______________, ________ .

____________________________

___________________________ Witness

Signature

SCHEDULE B

MATERIAL CONTRACTS OF CEN

1.

Exclusive Website Content and Services Agreement dated as of April 27, 2000 between CEN China Education Overseas Corporation and Beijing Anli Information and Consulting Company.

2.

Service Agreement dated as of April 18, 2000 between CEN China Education Network Ltd. and InterLand, Inc.

SCHEDULE C

CEN FINANCIAL STATEMENTS

Consolidated Financial Statements Of

CEN CHINA EDUCATION

      NETWORK LTD.

     (Expressed In U.S- Dollars)

Period from incorporation on

        March 10, 2000 to April 30, 2000

KPMG LLP

Chartered Accountants

Box 10426 777 Dunsmuir Street

    Telephone (604) 691-3000

Vancouver BC   V7Y 1K

    Telefax (604) 691-3031

Canada

    www.kpmg.ca

AUDITORS'REPORT

To the Board of Directors

CEN China Education Network Ltd.

We have audited the consolidated balance sheet of CEN China Education Network Ltd. as at April 30, 2000 and the consolidated statements of operations and deficit and cash flows for the period from incorporation on March 10, 2000 to April 30, 2000.  These financial statements are the responsibility of the Company's management Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test-basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used end significant estimates made by management as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fair1y, in all material respects, the financial position of the Company as at April 30, 2000 and the results of its operations and its cash flows for the period from incorporation on March 10, 2000 to April 30. 2000 in accordance with Canadian generally accepted accounting principles.

“KPMG LLP”

Chartered Accountants

Vancouver, Canada

May 9, 2000, except as to

note 5, which is as of

June 13,2000

CEN CHINA EDUCATION NETWORK LTD.

Consolidated Balance Sheet

(Expressed in U.5- Dollars)

April 30, 2000

---------------------------------------------------------------------------------------------------------------------------------------

Assets

Current assets:

Cash and short-term deposits

       $  878,165

            Accounts receivable

   8,147

       $  886,312

Liabilities and Shareholders' Equity

Current liabilities:

Accounts payable and accrued liabilities

        $   24.812

Shareholders’ equity:

Share capital (note 4)

           925,210

            Deficit

          (63,710)

           861,500

Future operations (note 2)

Subsequent events (note 5)

       $  886,312

See accompanying notes to consolidated financial statements. I

On behalf of the Board:

“Ronald C. Shon”      , Director

“Chenfeng Zhou”      , Director

CEN CHINA EDUCA TICH NETWORK LTD.

Consolidated Statement of Operations and Deficit

(Expressed in U.S. Dollars)

Period from incorporation on March 10,2000 to April 30, 2000

---------------------------------------------------------------------------------------------------------------------------------------

Expenses:

Bank charges and interest

         $      174

Foreign exchange loss

     905

Meals and entertainment

       30

Legal and accounting

17,036

Office supplies and printing

  2,188

Salary and payroll expenses

18,377

Website development costs

25,000

Net loss, being deficit, end of period

         $ 63.710

See accompanying notes to consolidated financial statements.

CEN CHINA EDUCATION NETWORK LTD.

Consolidated Statement of Cash Flows

(Expressed in U.S. Dollars)

Period from incorporation on March 10,. 2000 to April 30. 2000

---------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:

Net loss

    $    (63.710)

Changes in non-cash operating working capital:

Accounts receivable

(8.147)

            Accounts payable and accrued liabilities

24.812

Cash flows financing activities:

            Issuance of shares for cash

           925.210

Increase in Cash. being cash and short-term investments, end of period

      $   878,165

See accompanying notes to consolidated financial state~- -

CEN CHINA EDUCATION NETWORK LTD.

Notes to Consolidated Financial Statements

(Expressed in U.S. Dollars)

Period from incorporation on March 10, 2000 to April 30, 2000

---------------------------------------------------------------------------------------------------------------------------------------

1.

Organization:

The Company was incorporated on March 10, 2000 under the Company Act (British Columbia).  On April 27, 2000, the Company entered into an exclusive website content and services contract with Beijing Anli Information and Consulting Company (“Anli”).  Pursuant to the terms of the contract the Company has exclusive rights to develop and operate an Internet website through which Anli will disseminate reports generated by a national research project, sponsored by the People's Republic of China ("PRC") Ministry of Education, known as The 21st Century Education Project. which focuses on school administrators and teachers in the PRC.

2.

Future operations:

The Company's financial statements are prepared using Canadian generally accepted accounting principles applicable to s going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have an established source of revenue sufficient to cover its operating costs and to allow it to continue as a going concern. during the period, the Company issued shares for cash (note 4) and commenced development of the above-mentioned website; however, there is no assurance that the website will result in revenues sufficient to cover its operating costs or that proceeds received from the issuance of shares or other sources will maintain the Company until that time.

3.

Significant accounting policies:

(a)

Basis of presentation:

These consolidated financial statements include the accounts of the Company and its subsidiaries, China Education International Inc. and CEN China Education Overseas Corporation, each of which are wholly owned and are incorporated in the British Virgin Islands.

(b)

Development costs:

Costs incurred for the development of the above-mentioned website are expensed unless they meet generally accepted accounting criteria for deferral and amortization. As no such expenditures met these criteria in the current period al1 costs incurred have been expensed.

(c)

Foreign currency translation:

Assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Revenue and expenses are translated at the weighted average rate for the period.

Gains or losses arising from the translation of the assets and liabilities are included in operating results.

(d)

Stock options:

The Company has a stock option plan for its employees, No compensation expense is recorded when the options are granted. Any consideration paid on the exercise of options will be credited to share capital.

(e) Measurement uncertainty:

The preparation of these consolidated financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of expenses during the reporting period.  Significant areas requiring the use of management estimates relate to the recoverability of its development costs.  Financial results as determined by actual events could differ from those estimates.

4.

Share capital:

(a)

Authorized:

The authorized capital consists of 100.000,000 common shares without par value; and 100,000.000 preference shares without par value

(b)

Issued and outstanding:

                                                                                                                            Number

                                                                                                                                       of shares

          Amount

Share issued for cash upon incorporation

             1   $             1

Share issued for cash by way of private financing                          11,000,000

     110

Shares issued for cash by way of private financing

           1.027,889       925,100

Cancellation of share issued upon incorporation

(1)

       (1)

Balance, April 30, 2000

          12,027,889

      $  925.210

During the period from incorporation on March 10, 2000 to April 30, 2000, the Company issued 11,000.000 shares at $0.0001 per share and 1,027,889 shares at $0.90 per share by way of a private financing.

(c)

Stock options;

During the period from incorporation on March 10, 2000 to April 30, 2000, the Company granted options to an employee of the Company to purchase 100.000 common shares of the Company at $0.90 per share. The options expire on March 20, 2003 and vest over a period of two years as follows:

(i)

½ on the date of grant

(ii)

¼ on the first anniversary of the grant date; and

(iii)

¼ on the second anniversary of the grant data.

The granting of the option is subject to the shareholders' consent and directors' approval.

5.

Subsequent events:

(a)

The shareholders of the Company have entered into an arrangement agreement with Copper Mountain Mines Ltd. (“Copper Mountain").

The major steps to effect the arrangement, all of which are to occur on the same effective date, are summarized as follows:

(i)

Each shareholder of Copper Mountain will receive one-fifth of one warrant for each Copper Mountain share held.

(ii)

Copper Mountain will acquire all of the Company’s issued end outstanding shares.

(iii)

Each of the Company's shareholders will receive 3.84 Copper Mountain shares for each share held.

The arrangement is contingent upon, among other things, the receipts of the approvals from the shareholders of the Company. Copper Mountain and the Supreme Court of British Columbia.  Approval for the arrangement will be sought at a special genera1 meeting of shareholders to be called for on July 20, 2000.

(b)

On May 8, 2000, the Company entered into a contract with a third party to provide investor relation services to the Company for a total monthly fee of $2.700.  The contract is renewed on a monthly basis.

SCHEDULE D

INTELLECTUALPROPERTY

1.

CEN has obtained rights to reproduce and publish the following Chinese State approved textbooks:

Primary School textbooks for each of Grades One through Six:

- Mathematics, and

- Chinese language.

Junior Secondary School textbooks:

- Chinese,

- Algebra,

- English,

- Politics,

- Geography,

- Chinese History,

- Biology, .Geometry,

- Physics,

- Chemistry, and

- World History,

Senior Secondary School textbooks:

- Chinese,

- Algebra,

- Mathematics,

- English,

- Politics,

- Geography,

- Biology,

- Physics,

- Chemistry, and

- World History.

2.

CEN has unregistered copyright in the content of its website, www.chinajiaoyu.com

SCHEDULE E

RIGHTS TO PURCHASE CEN SHARES

Option to purchase 100,000 Common shares of CEN at a price of US$0.90 per share,

expiring March 20, 2003 granted to an employee of CEN.

SCHEDULE F

COPPER MOUNTAIN FINANCIAL STATEMENTS

Consolidated Financial Statements of

COPPER MOUNTAIN MINES LTD.

          (Expressed in U.S- Dollars)

                                                          Years ended October 31,1999 and 1998 and

                                                          six month periods ended April 30, 2000 and 1999 (unaudited)

KPMG LLP

Chartered Accountants

Box 10426 777 Dunsmuir Street

    Telephone (604) 691-3000

Vancouver BC   V7Y 1K

    Telefax (604) 691-3031

Canada

    www.kpmg.ca

AUDITORS'REPORT

To the Board of Directors

Copper Mountain Mines Ltd.

We have audited the consolidated balance sheets of Copper Mountain Mines Ltd. as at October 31, 1999 and 1998 and the consolidated statements of operations and deficit and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at October 31. 1999 and 1998 and the results of its-operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

Chartered Accountants

“KPMG LLP”

Chartered Accountants

Vancouver, Canada

January 17, 2000, except as to

note 12, which is as of June 13,2000

KPMG LLP

Chartered Accountants

Box 10426 777 Dunsmuir Street

    Telephone (604) 691-3000

Vancouver BC   V7Y 1K

    Telefax (604) 691-3031

Canada

    www.kpmg.ca

REVIEW ENGAGEMENT REPORT

To the Board of Directors

Copper Mountain Mines Ltd.

We have reviewed the consolidated balance sheets of Copper Mountain Mines Ltd. as at April 30, 2000 and the consolidated statements of operations and deficit and cash flows far the six month periods ended April 30, 2000 and 1999.  Our review was made in accordance witl1 Canadian general accepted standards for review engagements and accordingly consisted primarily of inquiry,  analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not in all material respects, in accordance with Canadian generally accepted accounting principles.

“KPMG LLP”

Chartered Accountants

Vancouver, Canada

May 9, 2000, except as to

note 12, which is as of

June 13,2000

COPPER MOUNTAIN MINES LTD.

Consolidated Balance Sheets

(Expressed in U.S. Dollars)

---------------------------------------------------------------------------------------------------------------------------------------

April 30,

         October 31,

     2000

      1999             1998

---------------------------------------------------------------------------------------------------------------------------------------

          (unaudited)

Assets

Current assets:

Cash and short-term deposits

           $    47,119

          $    266,398   $   12,672

Accounts receivable

          675

           680             648

            Prepaid expenses

     12,154

   -                  -

     59,948

    267,078

 13,320

Investment in Joint Venture (note 5)

   171,924

      71,754

 20,268

Investment in CEN China Education Network Ltd. (note 6)

  2

    -

          -

Mining and mill equipment

1,790,381

    -

          -

                                                                                                         $ 2,022,255

  $ 338,632   $  33,588

Liabilities and Shareholders' Equity (Deficiency)

Current liabilities:

Accounts payable and accrued liabilities

         $    141,134

  $  58,792    $  41,196

Shareholders' equity (deficiency):

Share capital (note 7)

2,351,221

    560,839      130,274

            Deficit

             (470,100)

               (260,799) (137,884)

                                                                                                            1,881,121                        280,040       (7,610)

Future operations (note 2)

Commitment (note 9)

Uncertainty due to the Year 2000 Issue (note 11)

Subsequent event (note 12)

                                                                                                        $ 2,022,255                     $ 336,832     $  33,588

See accompanying notes to consolidated financial statements.

On behalf of the Board:

“Ronald G. Erdman,” Director

“Chenfeng Zhou,” Director

COPPER MOUNTAIN MINES LTD.

Consolidated Statements of Operations and Deficit

(Expressed in U.S. Dollars)

---------------------------------------------------------------------------------------------------------------------------------------

          Six month periods ended April 30,  Years ended October 31,

   2000

1999

           1999

    1998

---------------------------------------------------------------------------------------------------------------------------------------

     (unaudited)                 (unaudited)

Expenses:

Consulting                                                         $   21,545            $            -

          $  95,812     $  103,096

Foreign exchange loss (gain)

        (1,479)

    (515)

   2,856           (7 :492)

Legal and audit

     117,800

   2.967

  23,957

   5,858

Office and telephone

       18,215

      210

  10,201

 11,495

Travel

       13.438

          -

 10,089

 24,927

            Regulatory fees

       19.784

          -

          -

          -

Net loss

     159,301

  2,662

142,915          137.884

Deficit, beginning of period

     280,799

          137,854

137,684                     -

Deficit, end of period

 $  470.100

     $  140,546

         $  280,799    $   137,884

Weighted average number of

               shares outstanding

  9,308,440

         -                          -                     -

Loss per share

      $ (0.02)

      $ -

         $ -                  $ -

See accompanying notes to consolidated financial statements.

COPPER MOUNTAIN MINES L TD.

Consolidated Statements of Cash Flows

(Expressed in U.S Dollars)

---------------------------------------------------------------------------------------------------------------------------------------

                    Six month periods ended April 30,    Years ended October 31,

             2000                     1999                  1999                    1998

---------------------------------------------------------------------------------------------------------------------------------------

        (unaudited)           (unaudited)

Cash flows from operating activities:

Net loss

       $   (189,301)

$    (2,662)

    $   (142,915)   $  (137,884)

Changes in non-cash operating

Working capital:

Accounts receivable

5

   -

    (32)

       -

Prepaid expenses

  (12,154)

   -

       -

       -

            Accounts payable and accrued liabilities

    82,343

     (13.663)

           17,594             41,198

                                                                                     (119.107)             (16,325)            (125,353)         (96,686)

Cash flows from investing activities:

Advances to joint venture

 (100,170)

      (50,189)

         (51,456)         (20,268)

            Investment in CEN

            (2)

                -

                   -                      -

                          (100,172)            (50,189)              (51,486)        (20,268)

Cash flows from financing activities:

Shareholder loan

              -                 5,317                          -                      -

             Issue of shares for cash

              -               67,517               430,565          129,626

                                                                                                 -

       72,834

         430,565          129,626

Increase (decrease) in

Cash and short-term deposits                          (219,279)                6,320

         253,726            12,672

Cash and short-term deposits

             beginning of period

 266,398                12,672                 12,872                      -

Cash and short-term deposits

              end of period

         $   47,119

  $  18,992

      $  266,398       $  12,672

Non-cash investing activities (note 10)

See accompanying notes to consolidated financial statements

COPPER MOUNTAIN MINES LTD.

Notes to Consolidated Financial Statements

(Expressed in U.S Dollars)

Years ended October 31.1999 and 1998 and

six month periods ended April 30, 2000 and 1999 (unaudited)

---------------------------------------------------------------------------------------------------------------------------------------

1.

Organization:

The Company was incorporated on August 27, 1987 under the Company Act (British Columbia). The business of the Company is the acquisition, exploration and development of mineral resource properties with a focus on copper and gold exploration and development in the People's Republic of China (“PRC”) and initially in Anhui Province.

2.

Future operations:

At April 30,2000, the Company's Current liabilities exceeded current assets by $81,186.

These consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern.  The ability of the Company to continue as a going concern is dependent upon a number of factors including its ability to raise additional capital and to achieve profitable operations.  Should the going concern principle become inappropriate, the net assets of the Company would be valued on a liquidation basis and the differences from the recorded amounts on the accompanying balance sheets may be material.

3.

 Significant accounting policies:

(a)

Basis of presentation:

These consolidated financial statements include the accounts of the Company and its subsidiaries, Copper Mountain Overseas Inc. and Copper Mountain International Ltd., each of which are wholly owned and are incorporated in the British Virgin Islands.  All significant intercompany transactions and balances have been eliminated.

(b)

Mining and mill equipment

Mining and mill equipment are stated at cost.  Depreciation will be provided on a unit-of-production basis over economically recoverable reserves and will commence when the equipment is placed into service (note 4).

(c)

Foreign currency translation:

Monetary assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date.  Revenue and expenses are translated at the weighted average rate for the period.

Gains or losses arising from the translation of the assets and liabilities are included in the operating results.

(d)

Stock-based compensation:

The Company has an incentive stock option plan for the Company's directors, officers, employees and consultants (note 7(c)).  No compensation expense is recorded for the stock-based plans when the options are granted.  Any consideration paid by employees or directors on exercise of stock options is credited to share capital.

(e)

Measurement uncertainty:

The preparation of the financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of expenses during the reporting period.  Significant areas requiring the use of management estimates relate to the determination of impairment of its investments and equipment.  Financial results as determined by actual events could differ from those estimates.

(f)

Loss per share:

The loss per share is calculated using the weighted average number of shares outstanding during the period.  Fully diluted loss per share information has not been presented, as it is anti-dilutive.  Loss per share information for the six months ended April 30, 1999 and for years ended October 21, 1999 and 1998 has not been presented as the shares of the Company were privately held by a small number of shareholders and accordingly, such information is not considered to be meaningful.

4,

Business acquisition:

Effective March 31, 2000, the Company amalgamated with International Skyline Gold Corporation (“Skyline") and the amalgamated company continued under the name Copper Mountain Mines Ltd. ("New Copper Mountain”).  Pursuant to the amalgamation agreement, New Copper Mountain issued to shareholders of Skyline one New Copper Mountain common share for every eight Skyline common share held and to the shareholders of Copper Mountain, 4,247 New Copper Mountain shares for every Copper Mountain common share held.  In addition, New Copper Mountain issued to the shareholders one New Copper Mountain warrant for every eight Skyline warrants held and approximately 4,247 New Copper Mountain warrants for every Copper Mountain warrant held.  As the former shareholders of the Company received enough shares of New Copper Mountain to control New Copper Mountain, the Company using the purchase method of accounting has accounted for the amalgamation as the acquisition of Skyline.  The net assets acquired consisted of underground mining and mill equipment with a fair market value of $1,790,381 based on a report by a consulting engineer engaged by the Company to determine the fair market value of the equipment.  The equipment, which has been idle for a number of years, was acquired for use in the mining operations of the joint venture described in note 5 below.

5.

Investment in joint venture:

The Company and a State Owned Enterprise ("SOE') in the PRC have established a co-operative joint venture, Anhui Richer Mines Co. Ltd.(“Anhui Richer”).  The Company has undertaken to contribute to Anhui Richer, U.S. $5,800.000 in cash or mining equipment on account of its 80% interest and the SOE has undertaken to contribute U.S. $1,450,000 to Anhui Richer by transferring assets less liabi1ities relating to the MC1gushan Copper and Molybdenum Mine and ti1e Xuanzhou Iron and Sulphur Mine for a 20% interest.  The operation of the Magushan Copper and Molybdenum Mine and the Xuenzhou Iron and Sulphur Mine by Anhui Richer requires the transfer of certain mining permits to Anhui Richer. The mines are currently operated by the SOE on behalf of and for the benefit of Anhui Richer.

Until such time as the Company invests a total of U.S. $5,800,000, its entitlement to share in the distribution of profits of Anhui Richer is restricted to its actual relative financial contribution to Anhui Richer.  To April 30, 2000, the Company has contributed U.S. $171,924 (October 31,1999 - $71,754; October 31,1998 - $20,268).

The Company is accounting for its investment in Anhui Richer on the cost basis until such time as the capital contributions have been made and the transfer of assets and assumption of liabilities have been completed following receipt of all necessary approvals from authorities in the PRC.

6.

Investment in CEN:

During the six months ended April 30, 2000, the Company acquired 300,000 common shares, which represent a 2.5% interest, of CEN China Education Network Ltd. for cash consideration of $2.

7.

Share capital:

(a)

Authorized:

The authorized capital consists of 200.000,000 common shares without par value and 100,000,000 preferred shares without par value.

(b)

Issued and outstanding:

---------------------------------------------------------------------------------------------------------------------

Number

of shares                    Amount

---------------------------------------------------------------------------------------------------------------------

Share issued for cash upon incorporation

1

          1

Shares issued for cash by way of private financing

   10,000

      648

Cancellation of Shares issued upon incorporation

          (1)

       (1)

Balance, October 31, 1997

   10,000

      648

Shares issued for cash by way of private financing

         416                    129,626

Balance, October 31, 1998

   10,416

           130,274

Shares issued for cash by way of private financing

        885

           430,565

Balance Qctober31, 1999

   11,302

           560,839

Cancellation of shares

  (11,302)

                      -

Shares issued on amalgamation (note 4)

         53,647,640

       1,790,381

Shares issued as consideration for technical

Services agreement (note 9)

          2,823,560

         1

Balance, April 30, 2000

        56,471,200

    $  2,351,221

During the period from incorporation on August 27,1997 to October 31,1997, the Company issued 10,000 shares at $0.0648 (Cdn. $0.10) per share by way of a private financing.

During fiscal 1998, the Company issued 416 shares at $311.60 (Cdn. $480.77) per share by way of a private financing.

During fiscal 1999, the Company issued 886 units at $485.96 (Cdn. $715) per unit by way of a private financing.  Each unit consisted of one common share and one share purchase warrant entitling the holder to purchase one additional common share at $485.96 (Cdn. $715) per share . Such warrants become exercisable as follows:

(I)

1/3, on or before June 30.2000;

(II)

1/3, on or before January 31. 2001; and

(III)

1/3,on or beforeAugust31.2001.

During the six months ended April 30, 2000, the Company cancelled 11,302 outstanding shares issued 53,647,640 shares at a deemed value of $0.033 per share to effect the acquisition and amalgamation with Skyline.

In addition, during the six months ended April 30, 2000, the Company issued 2,823.560 shares at a nominal value of $1 to Skyline Gold Corporation ("Skyline Gold”), a company under common management, as consideration for entering into the technical services agreement (note 7).

(c)

Stock Options:

A Continuity of the Company’s share purchase options for the period ended April 30, 2000 is as follows:

Price	Expiry Date	Balance October 31, 1997	Issued	Balance October 31, 1998	Issued	Balance October 31, 1999	Issued	Expired / Cancelled	Balance April 30, 2000

$0.348 (CDN $0.528)	September 30, 2000	-	22,500	22,500	-	22,500	-	-	22,500

$0.348 (CDN $0.528)	January 14, 2001	-	62,500	62,500	-	62,500	-	(30,000)	62,500

$0.348 (CDN $0.528	September 9, 2001	-	61,250	61,250	-	61,250	-	(1,250)	60,000

$0.233 (CDN $0.345)	May 3, 2002	-	-	-	43,760	43,760	-	-	43,760

$0.134 (CDN $0.198)	February 17, 2002	-	-	-	-	-	105,825	-	105,825

$0.134 (CDN $0.198)	September 30, 2000	-	-	-	-	-	15,825	-	15,825

$0.250 (CDN $0.37)	April 24, 2005	-	-	-	-	-	4,250,000	-	4,250,000

-	166,250	168,250	43,750	210,000	4,371,250	(31,250	4,550,000

Weighted Average Price	$0.346 (CDN $0.629)	$0.346 (CDN $0.629)	$0.233 (CDN $0.343)	$0.322 (CDN $0.489)	$0.247 (CDN $0.315)	$0.346 (CDN $0.528)	$0.260 (CDN $0.370)

The Company has a stock option plan that allows it to grant options to its employees, officers and directors to acquire up to 5 million common shares.  The exercise price of each option shall not be less than the weighted average closing price of the common shares on the Canadian Venture Exchange on the last five trading days before the date of the grant.  Options have a maximum term of five years and terminate thirty to ninety days following the termination of the optionee's employment for cause.  In all other cases, they terminate one year after the event.  Once approved and vested, options are exercisable at any time.

During fiscal 1998, a total of 112,500 common shares for directors, officers and employees and 22,500 for a former director of Skyline were reserved for issuance under options granted.  These options expire at varying dates up to September 9, 2001 and are exercisable at $0.346 (Cdn $0.528) per share.

During fiscal 1999, a total of 43,750 common shares for directors, officers and employees were reserved for issuance under options granted.  These options expire at varying dates up to May 3, 2002 and are exercisable at $0.233 (Cdn $0.343) per share.

During the six months ended April 30, 2000, a total of 4.355,625 common shares for directors, officers and employees and 15,625 for a former director of Skyline were reserved for issuance under options granted.  These options expire at varying dates up to April 24, 2004 and are exercisable at prices varying from $O.134 (Cdn $0.198) to $0.250 (Cdn $0.370) per share.

(d)

Warrants:

A continuity of the Company's share purchase warrants for the period ended April 30, 2000 is as follows:

Price	Expiry Date	Balance October 31, 1998	Issued	Balance October 31, 1999	Issued	Expired / Cancelled	Balance April 30, 2000

$485.96 (Cdn $716.00)	April 30, 2001	-	895	895	-	(886)	-

$0.1136 (Cdn $0.1883)	June 30, 2000	-	-	-	1,254,305	-	1,254,305

$0.1136 (Cdn $0.1883)	January 1, 2001	-	-	-	1,254,305	-	1,254,305

$0.1136 (Cdn $0.1883)	August 31, 2001	-	-	-	1,254,305	-	1,254,305

$0.287 (Cdn $0.395)	June 29, 2000	-	-	-	78,814	-	78,814

-	895	895	3,541,529	(886)	3,541,529

8.

Related party transactions:

During the six months April 30, 2000 the Company incurred $9,114 in technical service fees payable to Skyline Gold and legal fees and disbursements to a law firm of which an officer of the Company is a partner as follows:

Six months ended April 30, 2000

$    44,595

Six months ended April 30, 1999

        2,967

Year ended October 31, 1999

      22,957

Year ended October 31, 1998

        3,606

9.

Commitment:

The Company entered into a technical service agreement with Skyline Gold whereby Skyline Gold provides engineering, geological, mining, financial and administrative services for a monthly fee of $9,114.  Pursuant to the terms of the agreement the Company issued 2,823,560 shares to Skyline Gold at a nominal value of $1 as consideration for entering into the agreement.  The agreement terminates on December 31,2000.

10.

Non-cash investing activities:

During the six months ended April 30, 2000, the Company acquired and amalgamated with Skyline.  The net assets, with a fair value of $1,790,381, were acquired and a technical services agreement was entered into in exchange for non-cash consideration which comprised the issuance of 53,647,640 and 2,823,560 shares of the Company's common shares, respectively.

11.

Uncertainty due to the Year 2000 issue:

The Year 2000 issue arises because many computerized systems use two digits rather than four to identify a year.  Date-sensitive systems may recognize the Year 2000 as 1900 or some other date resulting in errors when information using Year 2000 dates is processed.  In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the Company, including those relating to customers, suppliers, or other third parties, have been fully resolved.

12.

Subsequent event:

The Company has entered into an arrangement agreement with the shareholders of CEN China

Education Network Ltd. ("CEN”).  The major steps to effect the arrangement, all of which are to occur on the same effective date, are summarized as follows:

(i)

Each shareholder of the Company will receive one-fifth of one warrant for each share held.

(jj)

The Company will acquire all of CEN's issued and outstanding shares.

(iii)

Each of CEN's shareholders will receive 3.84 of the Company’s shares for each CEN share held.

The arrangement is contingent upon, among other things, the receipts of the approvals from the shareholders of the Company and CEN and the Supreme Court Of British Columbia.  Approval for the arrangement will be sought at a special general meeting of shareholders to be called for July 20, 2000.

SCHEDULE G

RIGHTS TO PURCHASE COPPER MOUNTAIN SHARES

1.

3,762,915 common share purchase warrants, each exercisable for one Copper Mountain Share at a price of $0.1683 per share at any time prior to August 31,2001.

2.

Options to purchase an aggregate of 4,250,000 Copper Mountain Shares, exercisable at a price of $0.37 per share, at any time prior to April 24, 2004, issued to various directors, officers and employees of Copper Mountain pursuant to Copper Mountain's stock option plan.

3.

Options to purchase 38,125 Copper Mountain Shares exercisable at a price of $0.396 per share at any time prior to September 30, 2000, held by a former director of Copper Mountain.